                                                       Registration No. 33-35698

================================================================================

                             REGISTRATION STATEMENT

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         Post-Effective Amendment No. 8
                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                              -------------------

                         NATIONWIDE VLI SEPARATE ACCOUNT
                              (Exact Name of Trust)

                              -------------------


                        NATIONWIDE LIFE INSURANCE COMPANY
                              One Nationwide Plaza
                              Columbus, Ohio 43215
              (Exact Name and Address of Depositor and Registrant)

                               Gordon E. McCutchan
                                    Secretary
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                     (Name and address of Agent for Service)


                              -------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

      It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 1997 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of rule (485)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective


The Registrant has registered an indefinite number of securities by a prior registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996, on February 25, 1997.


================================================================================


                                    1 of 90                             REDLINED

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                              Caption in Prospectus

1......................................Nationwide Life Insurance Company
                                       The Variable Account
2......................................Nationwide Life Insurance Company
3......................................Custodian of Assets
4......................................Distribution of The Policies
5......................................The Variable Account
6......................................Not Applicable
7......................................Not Applicable
8......................................Not Applicable
9......................................Legal Proceedings
10.....................................Information About The Policies;
                                       How The Cash Value Varies; Right to
                                       Exchange for a Fixed Benefit
                                       Policy; Reinstatement; Other Policy
                                       Provisions
11.....................................Investments of The Variable
                                       Account
12.....................................The Variable Account
13.....................................Policy Charges
                                       Reinstatement
14.....................................Underwriting and Issuance -
                                       Premium Payments
                                       Minimum Requirements for Issuance of a
                                       Policy
15.....................................Investments of the Variable
                                       Account; Premium Payments
16.....................................Underwriting and Issuance -
                                       Allocation of Cash Value
17.....................................Surrendering The Policy for Cash
18.....................................Reinvestment
19.....................................Not Applicable
20.....................................Not Applicable
21.....................................Policy Loans
22.....................................Not Applicable
23.....................................Not Applicable
24.....................................Not Applicable
25.....................................Nationwide Life Insurance Company
26.....................................Not Applicable
27.....................................Nationwide Life Insurance Company
28.....................................Company Management
29.....................................Company Management
30.....................................Not Applicable
31.....................................Not Applicable
32.....................................Not Applicable
33.....................................Not Applicable
34.....................................Not Applicable
35.....................................Nationwide Life Insurance Company
36.....................................Not Applicable
37.....................................Not Applicable
38.....................................Distribution of The Policies
39.....................................Distribution of The Policies
40.....................................Not Applicable
41(a)..................................Distribution of The Policies
42.....................................Not Applicable
43.....................................Not Applicable
44.....................................How The Cash Value Varies

N-8B-2 Item                              Caption in Prospectus

45.....................................Not Applicable
46.....................................How The Cash Value Varies
47.....................................Not Applicable
48.....................................Custodian of Assets
49.....................................Not Applicable
50.....................................Not Applicable
51.....................................Summary of The Policies;
                                       Information About The Policies
52.....................................Substitution of Securities
53.....................................Taxation of The Company
54.....................................Not Applicable
55.....................................Not Applicable
56.....................................Not Applicable
57.....................................Not Applicable
58.....................................Not Applicable
59.....................................Financial Statements

                        NATIONWIDE LIFE INSURANCE COMPANY
                                   Home Office
                                 P.O. Box 182150
                              One Nationwide Plaza
                            Columbus, Ohio 43218-2150
                        (800) 547-7548, TDD (800)238-3035

                MULTIPLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                 ISSUED BY THE NATIONWIDE LIFE INSURANCE COMPANY
                   THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT

The Life Insurance Policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage on the Insured named in the Policy. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account (the "Variable Account") or the Fixed Account to which Cash Values are allocated.

The Policies described in this prospectus, meet the definition of life insurance contracts under Section 7702 of the Internal Revenue Code (the "Code"). The Policies are designed to generally require the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five or more annual Guideline Level Premiums under death benefit Option 2.

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the sub-accounts of the Variable Account and the Fixed Account. The assets of each sub-account will be used to purchase, at net asset value, shares of the following underlying Mutual Fund options:

               Van Kampen American Capital Life Investment Trust:

                             - Asset Allocation Fund

                             - Domestic Income Fund

                             - Emerging Growth Fund

                                - Enterprise Fund

                              - Global Equity Fund

                                - Government Fund

                               - Money Market Fund

                          - Real Estate Securities Fund

Nationwide Life Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy Data Pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force.

This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED SHOULD BE READ IN CONJUNCTION HEREWITH.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                                GLOSSARY OF TERMS

Attained Age- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

Accumulation Unit- An accounting unit of measure used to calculate the Variable Account Cash Value.

Beneficiary- The person to whom the Death Proceeds are paid.

Cash Value- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

Cash Surrender Value- The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

Code- The Internal Revenue Code of 1986, as amended.

Company- Nationwide Life Insurance Company.

Death Proceeds- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

Fixed Account- An investment option which is funded by the General Account of the Company.

General Account- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

Guideline Level Premium- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 4%.

Guideline Single Premium- The amount of single premium calculated in accordance with the provisions of the Code. It represents the single premium required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 6%.

Home Office- The main office of the Company located in Columbus, Ohio.

Indebtedness- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

Initial Premium- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

Insured- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

Maturity Date- The Policy Anniversary on or following the Insured's 95th birthday.

Minimum Premium- The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount that must be paid during the first five Policy Years to continue the Policy in force.

Monthly Anniversary Day- The same day as the Policy Date for each succeeding month.

Mutual Fund- A underlying Mutual Funds which correspond to the sub-accounts of the Variable Account.

Net Asset Value- The worth of one share of an underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. It is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

Net Premiums- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

Policy Anniversary- The same day and month as the Policy Date for succeeding years.

Policy Charges- All deductions made from the value of the Variable Account or the Policy Cash Value.

Policy Date- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

Policy Loan Account- The Portion of the Cash Value which results from Policy Indebtedness.

Policy Owner- The person designated in the Policy application as the Owner. In the State of New York, the variable life insurance Policies offered by the Company are offered as "Certificates" for "Certificate Owners" under a group contract rather than individual Policies. The provisions of both these Certificates and the Policies are essentially the same and references to the provisions of Policies and rights of Policy Owners in this prospectus include Certificates and Certificate Owners.

Policy Year- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

Scheduled Premium- The Scheduled Premium is shown on the Policy Data Page. It is used to calculate the initial specified amount.


Specified Amount- A dollar amount used to determine the Death Benefit under a Policy as shown on the Policy Data Page.


Surrender Charge- An amount deducted from the Cash Value if the Policy is surrendered.

Unscheduled Premium- Additional premium payments which may be allowed under certain conditions.


Valuation Date- Each day the New York Stock Exchange and the Company's Home Office are open for business, or any other day during which there is a sufficient degree of trading of the Variable Account's underlying Mutuual Fund shares such that the current Net Asset Value of its Accumulation Units might be materially affected.

Valuation Period- A period commencing with the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.


Variable Account- A separate investment account of the Nationwide Life Insurance Company.

                                TABLE OF CONTENTS

GLOSSARY OF TERMS..............................................................2
SUMMARY OF THE POLICIES........................................................6
         Variable Life Insurance...............................................6
         The Variable Account and its Sub-Accounts.............................6
         The Fixed Account.....................................................6
         Deductions and Charges................................................6
         Underlying Mutual Fund Annual Expenses................................7
         Premiums..............................................................8
NATIONWIDE LIFE INSURANCE COMPANY..............................................8
THE VARIABLE ACCOUNT...........................................................8
         Investments of the Variable Account...................................9
         Van Kampen American Capital Life Investment Trust.....................9
         Reinvestment.........................................................10
         Transfers............................................................10
         Dollar Cost Averaging................................................11
         Substitution of Securities...........................................11
         Voting Rights........................................................11
INFORMATION ABOUT THE POLICIES................................................12
         Underwriting and Issuance............................................12
         -Minimum Requirements for Issuance of a Policy.......................12
         -Premium Payments....................................................12
         Allocation of Cash Value.............................................12
         Short-Term Right to Cancel Policy....................................13
POLICY CHARGES................................................................13
         Deductions from Premiums.............................................13
         Surrender Charges....................................................13
         -Reductions to Surrender Charges.....................................14
         Deductions from Cash Value...........................................14
         -Monthly Cost of Insurance...........................................14
         -Monthly Administrative Charge.......................................15
         Deductions from the Sub-Accounts.....................................15
HOW THE CASH VALUE VARIES.....................................................15
         How the Investment Experience is Determined..........................15
         Net Investment Factor................................................15
         Valuation of Assets..................................................16
         Determining The Cash Value...........................................16
         Valuation Date and Valuation Period..................................16
SURRENDERING THE POLICY FOR CASH..............................................16
         Right to Surrender...................................................16
         Cash Surrender Value.................................................16
         Partial Surrenders...................................................17
         Maturity Proceeds....................................................17
         Income Tax Withholding...............................................17
POLICY LOANS..................................................................17
         Taking a Policy Loan.................................................17
         Effect on Investment Performance.....................................18
         Interest.............................................................18
         Effect on Death Benefit and Cash Value...............................18
         Repayment............................................................18
HOW THE DEATH BENEFIT VARIES..................................................18
         Calculation of the Death Benefit.....................................18
         Proceeds Payable on Death............................................20
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY..................................20
CHANGES OF INVESTMENT POLICY..................................................21
GRACE PERIOD..................................................................21
         -First Five Policy Years.............................................21
         -Policy Years Six and After..........................................21
         -All Policy Years....................................................21
REINSTATEMENT.................................................................21
THE FIXED ACCOUNT OPTION......................................................22
CHANGES IN EXISTING INSURANCE COVERAGE........................................22
         Specified Amount Increases...........................................22
         Specified Amount Decreases...........................................22
         Changes in the Death Benefit Option..................................22

OTHER POLICY PROVISIONS.......................................................23
         Policy Owner.........................................................23
         Beneficiary..........................................................23
         Assignment...........................................................23
         Incontestability.....................................................23
         Error in Age or Sex..................................................23
         Suicide..............................................................24
         Nonparticipating Policies............................................24
LEGAL CONSIDERATIONS..........................................................24
DISTRIBUTION OF THE POLICIES..................................................24
CUSTODIAN OF ASSETS...........................................................24
TAX MATTERS...................................................................24
         Policy Proceeds......................................................24
         Federal Estate and Generation - Skipping Transfer Taxes..............25
         Non-Resident Aliens..................................................25
         Taxation of the Company..............................................26
         Tax Changes..........................................................26
THE COMPANY...................................................................26
COMPANY MANAGEMENT............................................................28
         Directors of the Company.............................................28
         Executive Officers of the Company....................................29
OTHER CONTRACTS ISSUED BY THE COMPANY.........................................29
STATE REGULATION..............................................................29
REPORTS TO POLICY OWNERS......................................................29
ADVERTISING...................................................................30
LEGAL PROCEEDINGS.............................................................30
EXPERTS.......................................................................30
REGISTRATION STATEMENT........................................................30
LEGAL OPINIONS................................................................30
APPENDIX 1....................................................................31
APPENDIX 2....................................................................32
FINANCIAL STATEMENTS..........................................................49


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

Variable Life Insurance

The variable life insurance Policies offered by Nationwide Life Insurance Company (the "Company") are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Owner of the Policy pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Variable Account sub-accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force. The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2.

The Policies are designed to avoid classification as modified endowment contracts under Section 7702A of the Code, which provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions in the same way as annuities are taxed. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

The Variable Account and its Sub-Accounts


The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner chooses the sub-accounts of the Variable Account or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). At present, there are eight sub-accounts. When the Policy is issued, the Net Premiums will be Allocated to the Money Market Fund, for any Net Premiums allocated to a Sub-Account on the application or to the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy (see "Short-Term Right to Cancel Policy"). Assets of each sub-account are invested at net asset value in shares of a corresponding underlying Mutual Fund option. For a description of the underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."


The Fixed Account

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

Deductions and Charges

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the Mortality and Expense Risks. For a discussion of any charges imposed by the underlying Mutual Fund options, see the prospectuses of the respective underlying Mutual Fund options.

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. (The Company may reduce this sales load at its sole discretion.) The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

      1.    monthly cost of insurance; plus
      2. monthly cost of any additional benefits provided by riders to the Policy; plus
      3. current administrative expense charge of $5. This charge may be increased at the sole discretion of the Company but may not exceed $7.50.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equal on an annual basis to 0.80% of the Variable Account assets.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a Standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

      Issue       Male           Female         Male        Female
       Age     Non-Tobacco     Non-Tobacco    Standard     Standard
       ---     -----------     -----------    --------     --------

        25       $5.878          $5.537        $6.680       $5.945
        35        7.260           6.712         8.559        7.373
        45       11.159          10.160        13.244       11.151
        55       15.275          13.375        18.373       14.686
        65       23.821          20.553        27.943       22.165

Underlying Mutual Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each underlying Mutual Fund's investment adviser for managing the underlying Mutual Fund and selecting its portfolio of securities. Other underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the underlying Mutual Fund. The management fees and other expenses for each underlying Mutual Fund option for its most recently completed fiscal year, expressed as a percentage of the underlying Mutual Fund's average assets, are as follows:


                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                          (After Expense Reimbursement)

                                                                 Total Portfolio
                              Management Fees  Other Expenses        Expenses
--------------------------------------------------------------------------------
Van Kampen American Capital        0.00%           0.60%              0.60%
Life Investment Trust - Asset
Allocation Fund*
--------------------------------------------------------------------------------
Van Kampen American Capital        0.00%           0.60%              0.60%
Life Investment Trust - Domestic
Income Fund*
--------------------------------------------------------------------------------
Van Kampen American Capital        0.00%           0.85%              0.85%
Life Investment Trust -
Emerging Growth Fund
--------------------------------------------------------------------------------
Van Kampen American Capital        0.37%           0.23%              0.60%
Life Investment Trust -
Enterprise Fund*
--------------------------------------------------------------------------------
Van Kampen American Capital        0.00%           1.20%              1.20%
Life Investment Trust - Global
Equity Fund
--------------------------------------------------------------------------------
Van Kampen American Capital        0.33%           0.27%              0.60%
Life Investment Trust -
Government Fund*
--------------------------------------------------------------------------------
Van Kampen American Capital        0.00%           0.60%              0.60%
Life Investment Trust -
Money Market Fund*
--------------------------------------------------------------------------------
Van Kampen American Capital        0.83%           0.27%              1.10%
Life Investment Trust - Real
Estate Securities Fund
================================================================================

The Mutual Fund expenses shown above are assessed at the underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These underlying Mutual Fund expenses are taken into consideration in computing each underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12 (b) (1) fees.

* Pursuant to an agreement with the Advisor, the ordinary business expenses of the Van Kampen American Capital Life Investment Trust Asset Allocation Fund, Domestic Income Fund, Enterprise Fund, Government Fund and Money Market Fund, are limited to 0.60% per year of the average net assets by reducing the other expenses in excess of such limitations. Without such an agreement, the total expenses would have been 0.60%, 0.69%, 0.58%, 0.59% and 0.70% respectively.

The information relating to the underlying Mutual Fund expenses was provided by the underlying Mutual Fund and was not independently verified by the Company.

Premiums

The minimum Initial Premium for which a Policy may be issued is $2,000. A Policy may be issued to an Insured up to age 75.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short Term Right to Cancel Policy").

The Initial Premium is due on the Policy Date. It will be credited on the initial investment date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page.

Premiums, other than the Initial Premium may be made at any time while your Policy is in force subject to the limits described below. During the first five Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium in order for the Policy to continue in force. The Minimum Premium is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

We will send Scheduled Premium payment reminder notices to you. We will send them according to the premium mode shown on the Policy data page.

You may pay the Initial Premium to us at our Home Office or to an authorized agent. All premiums after the first are payable at our Home Office. Premium receipts will be furnished upon request.

Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. We may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                        NATIONWIDE LIFE INSURANCE COMPANY


The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the Nationwide Insurance Enterprise of companies which includes Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company, Nationwide Indemnity Company and Nationwide General Insurance Company. The Company's Home Office is at One Nationwide Plaza, Columbus, Ohio 43215.

The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in all states, the District of Columbia, and Puerto Rico (for additional information, see "The Company").


                              THE VARIABLE ACCOUNT

The Variable Account was established by a resolution of the Company's Board of Directors, on August 8, 1984, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").

Net Premium payments and Cash Value are allocated within the Variable Account among one or more sub-accounts (see "Tax Matters"). The assets of each sub-account are used to purchase shares of the underlying Mutual Funds designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the underlying Mutual Funds designated by the Policy Owner.

Investments of the Variable Account

At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account sub-accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the Money Market Fund. At the end of this period, the Cash Value in that sub-account will be transferred to the Variable Account sub-accounts based on the underlying Mutual Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one sub-account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value", and "Short-Term Right to Cancel Policy"). Additional Premium Payments, upon acceptance, will be allocated to the Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").


These underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of the life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in each underlying Mutual Funds' prospectus. A full description of each underlying Mutual Fund, its investment policies and restrictions, risks and charges is contained in each prospectus for the respective underlying Mutual Fund.


Each of the underlying Mutual Fund options receives investment advice from Van Kampen American Capital Asset Management, Inc., (the "Advisor"), which is paid fees for its services by the underlying Mutual Funds. A summary of investment objectives is contained in the description of each underlying Mutual Fund below. More detailed information may be found in the current prospectus for each underlying Mutual Fund option. A prospectus for the underlying Mutual Fund option(s) being considered should be read in conjunction herewith.

Van Kampen American Capital Life Investment Trust

      The Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Massachusetts business trust on June 3, 1985. The Trust offers shares in separate funds which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. (the "Advisor") serves as the Fund's investment adviser.

      Asset Allocation Fund

      The investment objective of this Fund is to seek a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, intermediate and long-term debt and money market securities. Total investment return consists of current income, including dividends, interest, discount accruals, and capital appreciation. The Advisor may vary the composition of the portfolio from time to time based upon an evaluation of economic and market trends and the anticipated relative total return available from a particular type of security.

      Domestic Income Fund

      The investment objective of this Fund is to seek current income as its primary objective. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Fund may invest in investment grade securities and lower rated and nonrated securities. Lower rated securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

      Emerging Growth Fund

      The investment objective of this Fund is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Advisor to be emerging growth companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign. The Fund may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Fund may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations.

      Enterprise Fund

      The investment objective of this Fund is to seek capital appreciation by investing in securities believed by the Advisor to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

      Global Equity Fund

      The investment objective of this Fund is to seek long term capital growth through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Fund intends to be invested in equity securities of companies of at least three countries including the United States. Under normal market conditions, at least 65% of the Fund's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities.

      Government Fund

      The investment objective of this Fund is to provide investors with a high current return consistent with preservation of capital. The Government Fund invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Government Fund may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

      Money Market Fund

      The investment objective of this Fund is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

      Real Estate Securities Fund

      The investment objective of this Fund is to seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Fund will achieve its investment objective.

Reinvestment

The underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

Transfers

The Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Policy Owner's Cash Value in each sub-account will be determined as of the date the transfer request is received in the Home Office in good order. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value.

The Policy Owner may annually transfer a portion of the value of the Fixed Account to the Variable Account and a portion of the Variable Account to the Fixed Account, without penalty or adjustment. The Company reserves the right to limit the amount of Cash Value transferred out of the Fixed Account each Policy Year. Transfers from the Fixed Account must be made within 30 days after the termination date of the interest rate guarantee period.


Transfers may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Policy Owners automatically without the Policy Owner's election. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include the following: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; or providing written confirmation thereof to both the Policy Owner and any agent of record, at the last address of record; or such other procedures as the Company may deem reasonable. Although failure to follow reasonable procedures may result in the Company's liability for any losses to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Policy Owner. The Company may withdraw the telephone exchange privilege upon 30 days' written notice to the Policy Owners.


Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Dollar Cost Averaging


The Policy Owner may direct the Company to automatically transfer from the Money Market Account or the Fixed Account to any other sub-account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Policy Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. Transfers for purposes of Dollar Cost Averaging can only be made from the Money Market Fund or the Fixed Account. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Policy Owner in order to begin transfers. Once elected, transfers from the Money Market Fund or the Fixed Account will be processed monthly, or as frequently as otherwise authorized by the Company. Until either the value in the Money Market Fund or the Fixed Account is completely depleted or the Policy Owner instructs the Company in writing to cancel the transfers.


The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice to Policy Owners however, any discontinuation will not affect Dollar Cost Averaging programs already commenced. The Company also reserves the right to assess a processing fee for this service.

Substitution of Securities
If shares of the above underlying Mutual Funds should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such underlying Mutual Funds should become inappropriate, the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of one or more underlying Mutual Fund for other underlying Mutual Fund shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

Voting Rights

Voting rights under the Policies apply only with respect to Cash Value allocated to the sub-accounts of the Variable Account.

In accordance with its view of present applicable law, the Company will vote the shares of the underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the underlying Mutual Funds. These shares will be voted in accordance with instructions received from Policy Owners who have an interest in the Variable Account. If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the underlying Mutual Funds in its own right, it may elect to do so.


The Policy Owner shall be the person who has the voting interest under the Contract. The number of underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each respective Sub-Account of the Variable Account by the net asset value of the underlying Mutual Fund corresponding to the Sub-Account. The number of shares which a person has the right to vote will be determined as of the date to be chosen by the Company not more than 90 days prior to the meeting of the underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the underlying Mutual Fund, proxy material and a form with which to give such voting instructions.

Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares held in the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Contracts participating in the Variable Account.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote underlying Mutual Fund shares in any manner necessary to enable the underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the underyling Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance requlatory authority.


                         INFORMATION ABOUT THE POLICIES

Underwriting and Issuance

-Minimum Requirements for Issuance of a Policy

The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2. At issue, the Policy Owner selects a Scheduled Premium level. This Scheduled Premium is used to determine the initial Specified Amount. The minimum Scheduled Premium is $2,000. Policies may be issued to Insureds with issue ages 75 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

-Premium Payments


The Initial Premium for a Policy is payable in full at the Company's Home Office. The effective date of insurance coverage is dependent upon completion of all underwriting requirements, payment of the Initial Premium, and delivery of the Policy while the Insured is still living.


Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first 5 Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment contract status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy by such additional premiums (see "Tax Matters").

Allocation of Cash Value

At the time a Policy is issued, its Cash Value will be based on the Money Market Fund value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date such premium was received in good order by the Company. When the Policy is issued, the Net Premiums will be allocated to the Money Market Fund (for any Net Premiums Allocated to a sub-account on the application) until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the underlying Mutual Funds specified by the Policy Owner are purchased at net asset value for the respective sub-account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each underlying Mutual Fund and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

Short-Term Right to Cancel Policy

A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the total premiums paid within seven days after it receives the Policy.

                                 POLICY CHARGES

Deductions from Premiums

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment (the Company may reduce this sales loading at its sole discretion). The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although such tax rates generally can range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.

Surrender Charges


The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following tables illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).


      Issue          Male          Female          Male          Female
       Age       Non-Tobacco     Non-Tobacco     Standard       Standard
       ---       -----------     -----------     --------       --------

        25         $5.878          $5.537         $6.680         $5.945

        35          7.260           6.712          8.559          7.373

        45         11.159          10.160         13.244         11.151

        55         15.275          13.375         18.373         14.686

        65         23.821          20.553         27.943         22.165

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:

               Issue                       Charge per $1,000 of
                Age                      Initial Specified Amount
                ---                      ------------------------

                0-39                              $3.50

               40-59                              $5.00

               60-75                              $6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account or partial surrenders have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. The purpose of the sales surrender charge is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

-Reductions to Surrender Charges

The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                         Surrender Charge                       Surrender Charge
         Completed      as a % of Initial      Completed       as a % of Initial
       Policy Years     Surrender Charges    Policy Years      Surrender Charges
       ------------     -----------------    ------------      -----------------

             0                 100%                5                  85%

             1                 100%                6                  80%

             2                 100%                7                  75%

             3                 95%                 8                  50%

             4                 90%                 9+                  0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

Deductions from Cash Value

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

      1.    monthly cost of insurance charges; plus

      2.    monthly cost of any additional benefits provided by riders; plus

      3.    monthly administrative expense charge.

These deductions will be charged proportionately to the Cash Value in each Variable Account sub-account and the Fixed Account.

-Monthly Cost of Insurance

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on a simplified basis are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on a preferred basis are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

For Policies issued in Texas, guaranteed cost of insurance rates for Standard-Simplified issues ("Special Class-Simplified" in Texas) are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rates for Policies issued on a simplified or preferred basis will not exceed the rates in the appropriate table. The cost of insurance rates per $1,000 of net amount at risk is less for Policies issued on a preferred basis as compared to a simplified basis.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Simplified Issue" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Simplified Issue basis, actual rates for healthy individuals will be higher than the current cost of insurance rates being charged under otherwise identical Policies that are issued on a preferred basis.


-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping, and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. Currently, this charge is $5 per month. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $7.50 per month.

Deductions from the Sub-Accounts

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts a daily Mortality and Expense Risk Charge from the assets of the sub-accounts of the Variable Account. This charge is equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the sub-accounts of the Variable Account (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premiums applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

How the Investment Experience is Determined


The Cash Value in each sub-account is converted to Accumulation Units of that Variable Account sub-account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Variable Account sub-account by the value of an Accumulation Unit for the Variable Account sub-account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each Variable Account sub-account was arbitrarily set initially at $10 when the underlying Mutual Fund shares in that Variable Account sub-account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Variable Account sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the Variable Account sub-account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


Net Investment Factor

The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

      (a)   is the net of:


            (1) the Net Asset Value per share of the underlying Mutual Fund held in the Variable Account sub-account determined at the end of the current Valuation Period; plus

            (2) the per share amount of any dividend or capital gain distributions made by the underlying Mutual Fund held in the Variable Account sub-account if the "ex-dividend" date occurs during the current Valuation Period.


      (b)   is the net of:


            (1) the Net Asset Value per share of the underlying Mutual Fund held in the Variable Account sub-account determined at the end of the immediately preceding Valuation Period; plus or minus


            (2) the per share charge or credit, if any, for any taxes reserved for in the immediately preceding Valuation Period.

      (c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of .80% of the daily net asset value of the Variable Account.

For underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge, and any charge or credit for tax reserves.

Valuation Of Assets

Underlying Mutual Fund shares in the Variable Account will be valued at their Net Asset Value.

Determining The Cash Value


The sum of the value of all Accumulation Units attributable to the Policy and amounts credited to the Fixed Account is the Cash Value. The number of Accumulation Units credited per each Variable Account sub-account are determined by dividing the net amount allocated to the Variable Account sub-account by the Accumulation Unit Value for the Variable Account sub-account for the Valuation Period during which the premium is received by the Company. If part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Contract Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.


The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

Valuation Date and Valuation Period


A Valuation Date is each day that the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current Net Asset Value of its Accumulation Units might be materially affected. A Valuation Period is the period commencing at the close of the Variable Accounts' underlying Mutual Fund Shares.


                        SURRENDERING THE POLICY FOR CASH

Right to Surrender

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by the federal securities laws and regulations. In some cases, the Company may require additional documentation of a customary nature.

Cash Surrender Value

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

Partial Surrenders

After the Policy has been in force for 5 Policy Years, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

      1. the maximum partial surrender in any Policy Year is limited to 10% of the total premium payments;

      2.    the minimum partial surrender is $500; and

      3. after the partial surrender, the Policy continues to qualify as life insurance.


When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of Cash Value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount. Partial surrender amounts must be first deducted from the values in the Variable Account sub-accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Variable Account sub-accounts.


Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

Maturity Proceeds

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The Maturity Proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

Income Tax Withholding

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value of the Policy exceeds the employer's interest in the Policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisers, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

Taking a Policy Loan

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Surrender Value less interest due on the next Policy Anniversary. Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Surrender Value in the sub-accounts and 100% of the Cash Surrender Value in the Fixed Account less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $1,000 ($200 in Connecticut, $500 in New York). Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by the federal securities laws and regulations. Certain Policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

Effect on Investment Performance


When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Variable Account sub-account, withdrawals from Variable Account sub-accounts will be made in proportion to the assets in each Variable Account sub-account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Variable Account sub-accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.


Interest

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer.

Policy Loans will be currently credited interest daily at an annual effective rate of 5.1%. This rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on Policy loans at any time at its sole discretion. This earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the underlying Mutual Fund allocation factors in effect at the time of the transfer.

The loan interest rate is 6% per year for all Policy loans. Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

Effect on Death Benefit and Cash Value

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

Repayment


All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable Account sub-accounts and the Fixed Account in proportion to the Policy Owner's Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $1,000 ($50 in Connecticut and New York). The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.


                          HOW THE DEATH BENEFIT VARIES

Calculation of the Death Benefit

At issue, the Policy Owner selects a desired Scheduled Premium level. The Scheduled Premium is used to determine the initial Specified Amount. Under death benefit option 1, the initial Specified Amount is determined by treating the Scheduled Premium as 20% of the Guideline Single Premium. Under Death Benefit Option 2, the initial Specified Amount is determined by treating the Scheduled Premium as the Guideline Level Premium. For either death benefit option, the initial Specified Amount will be set at such a level such that payment of the Scheduled Premiums will not result in the Policy being classified as a modified endowment contract (see "Tax Matters").

The following tables illustrate the Initial Specified Amount that results from a $2,000 Scheduled Premium payment .

                           Male                           Female
     Issue             Non-Tobacco                     Non-Tobacco
                       -----------                     -----------
      Age         Option 1      Option 2          Option 1      Option 2
      ---         --------      --------          --------      --------

      30          $85,779       $75,378           $99,541       $93,577

      35          $68,165       $61,559           $79,212       $76,497

      40          $54,111       $50,082           $63,070       $62,320

      45          $43,165       $40,605           $50,599       $50,633

      50          $34,675       $32,791           $40,824       $40,958

      55          $28,136       $26,852           $33,171       $32,949

      60          $23,176       $22,867           $27,141       $26,301

      65          $19,474       $19,474           $22,369       $22,168

Generally, for a given Scheduled Premium, the initial Specified Amount is greater for non-tobacco than standard and females than males. The Specified Amount is shown in the Policy.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

      The term "Applicable Percentage" means:

      1. 250% when the Insured is Attained Age 40 or less at the beginning of a Policy Year, and

      2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown in this provision.

                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE

Attained     Percentage     Attained     Percentage     Attained    Percentage
   Age      of Cash Value     Age      of Cash Value      Age      of Cash Value
   ---      -------------     ---      -------------      ---      -------------

  0-40          250%           60           130%           80          105%

   41           243%           61           128%           81          105%

   42           236%           62           126%           82          105%

   43           229%           63           124%           83          105%

   44           222%           64           122%           84          105%

   45           215%           65           120%           85          105%

   46           209%           66           119%           86          105%

   47           203%           67           118%           87          105%

   48           197%           68           117%           88          105%

   49           191%           69           116%           89          105%

   50           185%           70           115%           90          105%

   51           178%           71           113%           91          104%

   52           171%           72           111%           92          103%

   53           164%           73           109%           93          102%

   54           157%           74           107%           94          101%

   55           150%           75           105%           95          100%

   56           146%           76           105%

   57           142%           77           105%

   58           138%           78           105%

   59           134%           79           105%

Proceeds Payable on Death

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex", and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The policy owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same policy date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable Nationwide General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new Policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                                  GRACE PERIOD

-First Five Policy Years

This Policy will not lapse during the first five Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

      (1) is the sum of all premiums paid to date minus any Policy Indebtedness; and

      (2) is the sum of Monthly Minimum Premiums since the Policy Date including the Monthly Minimum Premium for the current Monthly Anniversary Day.

If (1) is less than (2), a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the Minimum Premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse. The Policy will be terminated with the return of any available Cash Surrender Value. The Cash Surrender Value will be calculated as of the beginning of the Grace Period. The Policy Owner may also elect in writing to have the Policy placed on Extended Term Insurance.

-Policy Years Six and After

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction for insurance costs, administrative expenses and other benefits, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current monthly deduction plus an amount equal to three times the current monthly deduction.

-All Policy Years

The Company will send such a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

      1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;
      2.    providing evidence of insurability satisfactory to the Company;
      3. paying sufficient premium to cover all Policy Charges that were due and unpaid during the Grace Period;
      4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and
      5. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

      (1)   the Cash Value at the end of the Grace Period; or
      (2) the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION

A Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets.

Because of exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment Company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

Specified Amount Increases

After the fifth Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

      (1)   the request must be applied for in writing;

      (2)   satisfactory evidence of insurability must be provided;

      (3)   the increase must be for a minimum of $10,000;

      (4) the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

      (5)   age limits are the same as a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

Specified Amount Decreases

After the fifth Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease shall reduce insurance in the following order:

      (1)   against insurance provided by the most recent increase;

      (2)   against the next most recent increases successively; and

      (3)   against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

      (1)   reduce the Specified Amount to less than $10,000; or

      (2)   disqualify the Policy as a contract for life insurance.

Changes in the Death Benefit Option

After the fifth Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. The Company reserves the right to require evidence of insurability for either change (from Option 1 to

Option 2 only in New York). The effective date of the change will be the Monthly Anniversary Date on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract.

                             OTHER POLICY PROVISIONS

Policy Owner


While the Insured is living, all rights in this Policy are vested in the Policy Owner named on the application or as subsequently changed, subject to assignment, if any.


The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Owner's estate.

Beneficiary

The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

Assignment

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Company at its Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

Incontestability

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

Error in Age or Sex

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

      (1) is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

      (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

      (3)   is the Cash Value at the time of the Insured's death.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

Nonparticipating Policies

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES

The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, American Capital Marketing, Inc.

Gross first year commissions paid by the Company on the sale of these Policies plus fees for marketing services provided by the General Distributor are not more than 26% of the Scheduled Premium plus 5% of any excess premium payments. Gross renewal commissions paid by the Company will not exceed 5% of actual premium payments.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

Policy Proceeds

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.


Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled (as defined by The Code).


It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702 (f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A (c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy which does not satisfy the diversification standards will not be treated as life insurance unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying Mutual Funds, transfers between underlying Mutual Funds, exchanges of underlying Mutual Funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.


Federal Estate and Generation - Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, an estate of less than $600,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the Insured dies, the death benefit will generally be included in the Insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the owner of a policy, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the Internal Revenue Service, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the Internal Revenue Service as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with their counsel or other competent advisors regarding these taxes.

Non-Resident Aliens

Distributions to nonresident aliens (NRAs) are generally subject to federal income tax and tax withholding, at a statutory rate of thirty percent (30%) of the amount of income that is distributed. The Company is required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an Individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper Individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.


Taxation of the Company

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.


Tax Changes

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice.

In the recent past, the Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some of them may be enacted into law. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be in variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident or citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other distributions under the Policy. If there is currently a treaty that provides favorable treatment for distributions from the Policy and/or ownership of the Policy, that treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting whether, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE CONTRACTS. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.


                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.


The Company serves as depositor for Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account-8, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, NACO Variable Account, Nationwide DC Variable Account, and Nationwide DCVA-II, each of which is a registered investment company, and each of which is a separate investment account of the Company.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.


The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares its Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life Insurance Company (the "Company"), together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company, Nationwide Indemnity Company and Nationwide General Insurance Company and all of their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Corporation is the sole shareholder of the Company.

Directors of the Company

                                Director
              Name                Since              Principal Occupation
Lewis J. Alphin                   1993      Farm Owner and Operator (1)


Keith W. Eckel                    1996      Partner, Fred W. Eckel Sons; President, Eckel Farms, Inc. (1)


Willard J. Engel                  1994      General Manager, Lyon County Cooperative Oil Company (1)

Fred C. Finney                    1992      Owner and Operator, Moreland Fruit Farm; Operator, Melrose Orchard

Charles L. Fuellgraf, Jr. *+      1969      Chief  Executive  Officer,   Fuellgraf  Electric  Company,   Electrical
                                            Construction and Engineering Services (1)

Joseph J. Gasper *+               1996      President  and  Chief  Operating  Officer,  Nationwide  Life  Insurance
                                            Company and Nationwide Life and Annuity Insurance Company (2)

Henry S. Holloway *+              1986      Farm Owner and Operator (1)


Dimon Richard McFerson *+         1988      Chairman and Chief Executive Officer,  Nationwide  Insurance Enterprise
                                            (2)


David O. Miller *+                1985      Farm Owner and Land  Developer;  President,  Owen  Potato  Farm,  Inc.;
                                            Partner, M&M Enterprises (1)


C. Ray Noecker                    1994      Owner and Operator, Noecker Farms (1)


James F. Patterson +              1989      Vice President, Pattersons, Inc. ; President, Patterson Farms, Inc. (1)

Arden L. Shisler *+               1984      Partner  and  Manager,  Sweetwater  Beef  Farms;  President  and  Chief
                                            Executive Officer, K&B Transport, Inc. (1)


Robert L. Stewart                 1989      Owner and Operator; Sunnydale Farms and Mining (1)


Nancy C. Thomas *                 1986      Farm Owner and Operator, Da-Ma-Lor Farms (1)

Harold W. Weihl                   1990      Farm Owner and Operator, Weihl Farm (1)

----------
*Member, Executive Committee

+Member, Investment Committee

(1)   Principal occupation for last five years.

(2) Prior to assuming their current positions, Messrs. McFerson and Gasper held other executive management positions with the companies.


Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. Gasper and McFerson are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. Gasper, Holloway, McFerson, Miller, Patterson Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas, and Mr. Weihl are trustees of Nationwide Investing Foundation, a registered investment company. Mr. McFerson is a trustee of Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Asset Allocation Trust, and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

Executive Officers of the Company

Name                        Office Held


Dimon Richard McFerson      Chairman and Chief Executive Officer-Nationwide
                            Insurance Enterprise


Joseph J. Gasper            President and Chief Operating Officer

Gordon E. McCutchan         Executive Vice President, Law and Corporate Services
                            and Secretary

Robert A. Oakley            Executive Vice President - Chief Financial Officer

Robert J. Woodward, Jr.     Executive Vice President-Chief Investment Officer

James E. Brock              Senior Vice President -Life Company Operations

W. Sidney Druen             Senior Vice President and General Counsel and
                            Assistant Secretary

Harvey S. Galloway, Jr.     Senior Vice President and Chief Actuary

Richard A. Karas            Senior Vice President - Sales and Financial Services


Mark R. Thresher            Vice President - Controller

Duane M. Campbell           Vice President - Treasurer

Mr. Gasper is also President and Chief Operating Officer of Nationwide Life and Annuity Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life and Annuity Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Thresher, who joined the Registrant in 1996. From 1988-1996, Mr. Thresher served as a partner in the accounting firm KPMG Peat Marwick LLP and lead partner for Nationwide Insurance Enterprise from 1993-1996.


                     OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account of the Variable Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.


In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Variable Account sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                   ADVERTISING

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company . The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts . Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs based on selected tax brackets or discussions of alternative investment vehicles and general economic conditions.

                                LEGAL PROCEEDINGS


From time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In October, 1996, a policyholder of Nationwide Life filed a complaint in Alabama state court against Nationwide Life and an agent of Nationwide Life (Wayne M. King v. Nationwide Life Insurance Company and Danny
Nix) related to the sale of a whole life policy on a "vanishing premium" basis and seeking unspecified compensatory and punitive damages. In February, 1997, Nationwide Life was named as a defendant in a lawsuit filed in New York Supreme Court which also related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Mutual Insurance Company, Nationwide Mutual Insurance Co. and Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life intends to defend these cases vigorously. There can be no assurance that any future litigation relating to pricing and sales practices will not have a material adverse effect on the Company.

The General Distributor, Van Kampen American Capital Distributors, Inc., is not engaged in any material litigation of any nature.


                                     EXPERTS

The financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS


Legal matters in connection with the Policies described herein are being passed upon by Druen, Rath & Dietrich, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $50,599. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $514.09 ($10.160 x 50.599 = $514.09).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $68,165. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender value is calculated using the method illustrated above. (Specified Amount in thousands $68.165 x 7.260 = 494.88 total first year surrender charge). Because the fifth Policy Year has been completed, the total initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below (also see "Reductions to Surrender Charges"). In this case, $494.88 x 85% = $420.65.

Initial Surrender Charge per $1,000 of initial Specified Amount:

==================================================================
   Issue        Male         Female         Male        Female
    Age     Non-Tobacco    Non-Tobacco    Standard     Standard
------------------------------------------------------------------
     25         $5.878        $5.537        $6.680       $5.945
------------------------------------------------------------------
     35          7.260         6.712         8.559        7.373
------------------------------------------------------------------
     45         11.159        10.160        13.244       11.151
------------------------------------------------------------------
     55         15.275        13.375        18.373       14.686
------------------------------------------------------------------
     65         23.821        20.553        27.943       22.165
==================================================================

Reductions to Surrender Charges.

===========================================================================
                  Surrender Charge                      Surrender Charge
   Completed     as a % of Initial       Completed     as a % of Initial
  Policy Years   Surrender Charges     Policy Years    Surrender Charges
---------------------------------------------------------------------------
       0                100%                 5                85%
---------------------------------------------------------------------------
       1                100%                 6                80%
---------------------------------------------------------------------------
       2                100%                 7                75%
---------------------------------------------------------------------------
       3                 95%                 8                50%
---------------------------------------------------------------------------
       4                 90%                 9+                 0%
===========================================================================

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are 8% higher than those shown on pages 7, 14, and 32. In addition, the guaranteed maximum Surrender Charge in subsequent years in Pennsylvania are reduced in the following manner:

Completed  Surrender Charge   Completed  Surrender Charge   Completed  Surrender Charge
 Policy    as a % of Initial   Policy    as a % of Initial   Policy    as a % of Initial
  Years    Surrender Charges    Years    Surrender Charges    Years    Surrender Charges
    0            100%             5             83%             10            46%
    1             98%             6             75%             11            37%
    2             95%             7             70%             12            28%
    3             92%             8             65%             13            14%
    4             88%             9             55%             14+            0%

The illustrations of current values on pages 33-53 are the same for Pennsylvania. However, the guaranteed maximum Surrender Charges are slightly higher in Pennsylvania. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES
                              CASH SURRENDER VALUES
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy debt, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.


The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming Mortality and Expense Risks. The Mortality and Expense Risk Charges are equivalent to an annual effective rate of .80% of the daily net asset value of the Variable Account. In addition, the net investment returns also reflect the deduction of underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.80 % of the daily net asset value of the Variable Account.

Considering current charges for Mortality and Expense Risks, and underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.60%, 4.40% and 10.40%.


The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard (including non-tobacco). Policies issued on a substandard basis would result in lower Cash Values and death benefits than those illustrated.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy month. This monthly administrative expense charge is currently $5 and is guaranteed not to exceed $7.50. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                                       83
                             DEATH BENEFIT OPTION 1
                 $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       2,100       1,669      1,187       43,165      1,774      1,293        43,165        1,880        1,398       43,165
       2       4,305       3,309      2,827       43,165      3,623      3,142        43,165        3,950        3,469       43,165
       3       6,620       4,920      4,438       43,165      5,550      5,068        43,165        6,231        5,749       43,165
       4       9,051       6,503      6,046       43,165      7,559      7,101        43,165        8,746        8,288       43,165
       5      11,604       8,056      7,623       43,165      9,652      9,218        43,165       11,518       11,084       43,165
       6      12,184       7,723      7,314       43,165      9,865      9,455        43,165       12,495       12,086       43,165
       7      12,793       7,382      6,997       43,165     10,076      9,691        43,165       13,566       13,181       43,165
       8      13,433       7,032      6,670       43,165     10,285      9,924        43,165       14,741       14,379       43,165
       9      14,105       6,672      6,431       43,165     10,492     10,252        43,165       16,031       15,790       43,165
      10      14,810       6,299      6,299       43,165     10,694     10,694        43,165       17,448       17,448       43,165
      15      18,901       4,212      4,212       43,165     11,602     11,602        43,165       27,019       27,019       43,165
      20      24,124       1,479      1,479       43,165     12,112     12,112        43,165       42,818       42,818       52,238
      25      30,788         (*)        (*)          (*)     11,629     11,629        43,165       68,225       68,225       79,141
      30      39,295         (*)        (*)          (*)      8,751      8,751        43,165      108,941      108,941      116,567
      35      50,151         (*)        (*)          (*)        407        407        43,165      174,797      174,797      183,537


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       2,100       1,576      1,095       43,165      1,679      1,197        43,165        1,781        1,300       43,165
       2       4,305       3,120      2,639       43,165      3,423      2,941        43,165        3,739        3,257       43,165
       3       6,620       4,632      4,151       43,165      5,237      4,755        43,165        5,891        5,409       43,165
       4       9,051       6,112      5,655       43,165      7,123      6,665        43,165        8,260        7,803       43,165
       5      11,604       7,561      7,127       43,165      9,085      8,651        43,165       10,870       10,437       43,165
       6      12,184       7,114      6,705       43,165      9,152      8,743        43,165       11,662       11,252       43,165
       7      12,793       6,650      6,265       43,165      9,202      8,817        43,165       12,520       12,135       43,165
       8      13,433       6,164      5,803       43,165      9,229      8,868        43,165       13,450       13,089       43,165
       9      14,105       5,651      5,411       43,165      9,230      8,989        43,165       14,459       14,218       43,165
      10      14,810       5,108      5,108       43,165      9,199      9,199        43,165       15,553       15,553       43,165
      15      18,901       1,768      1,768       43,165      8,372      8,372        43,165       22,695       22,695       43,165
      20      24,124         (*)        (*)          (*)      5,535      5,535        43,165       34,256       34,256       43,165
      25      30,788         (*)        (*)          (*)        (*)        (*)           (*)       53,378       53,378       61,918
      30      39,295         (*)        (*)          (*)        (*)        (*)           (*)       83,544       83,544       89,392
      35      50,151         (*)        (*)          (*)        (*)        (*)           (*)      131,940      131,940      138,537


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       2,100       1,671      1,218       42,276      1,777      1,323        42,382        1,882        1,429       42,487
       2       4,305       3,309      2,855       43,914      3,622      3,169        44,227        3,948        3,495       44,553
       3       6,620       4,911      4,458       45,516      5,538      5,085        46,143        6,217        5,764       46,822
       4       9,051       6,480      6,050       47,085      7,529      7,098        48,134        8,708        8,278       49,313
       5      11,604       8,012      7,604       48,617      9,593      9,185        50,198       11,441       11,034       52,046
       6      14,284       9,507      9,122       50,112     11,734     11,348        52,339       14,442       14,057       55,047
       7      17,098      10,966     10,603       51,571     13,953     13,591        54,558       17,735       17,372       58,340
       8      20,053      12,386     12,047       52,991     16,253     15,913        56,858       21,348       21,009       61,953
       9      23,156      13,770     13,543       54,375     18,637     18,411        59,242       25,316       25,090       65,921
      10      26,414      15,113     15,113       55,718     21,106     21,106        61,711       29,670       29,670       70,275
      15      45,315      21,412     21,412       62,017     35,044     35,044        75,649       59,013       59,013       99,618
      20      69,439      26,503     26,503       67,108     51,435     51,435        92,040      105,809      105,809      146,414
      25     100,227      29,930     29,930       70,535     70,234     70,234       110,839      180,303      180,303      220,908
      30     139,522      30,793     30,793       71,398     90,822     90,822       131,427      298,503      298,503      339,108
      35     189,673      27,940     27,940       68,545    112,064    112,064       152,669      486,038      486,038      526,643


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL.

                             DEATH BENEFIT OPTION 2
                 $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       2,100       1,580      1,127       42,185      1,682      1,229        42,287        1,785        1,332       42,390
       2       4,305       3,120      2,667       43,725      3,422      2,969        44,027        3,737        3,283       44,342
       3       6,620       4,621      4,167       45,226      5,221      4,768        45,826        5,871        5,418       46,476
       4       9,051       6,080      5,649       46,685      7,080      6,649        47,685        8,206        7,775       48,811
       5      11,604       7,497      7,089       48,102      8,999      8,592        49,604       10,759       10,351       51,364
       6      14,284       8,870      8,485       49,475     10,980     10,595        51,585       13,551       13,165       54,156
       7      17,098      10,197      9,834       50,802     13,020     12,658        53,625       16,601       16,239       57,206
       8      20,053      11,474     11,134       52,079     15,120     14,780        55,725       19,934       19,594       60,539
       9      23,156      12,698     12,472       53,303     17,276     17,050        57,881       23,573       23,346       64,178
      10      26,414      13,867     13,867       54,472     19,488     19,488        60,093       27,545       27,545       68,150
      15      45,315      18,766     18,766       59,371     31,320     31,320        71,925       53,567       53,567       94,172
      20      69,439      21,628     21,628       62,233     44,037     44,037        84,642       93,736       93,736      134,341
      25     100,227      21,418     21,418       62,023     56,475     56,475        97,080      155,346      155,346      195,951
      30     139,522      16,390     16,390       56,995     66,311     66,311       106,916      249,280      249,280      289,885
      35     189,673       3,583      3,583       44,188     69,068     69,068       109,673      391,346      391,346      431,951


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       5,250       4,293      3,021      114,019      4,561      3,288       114,019        4,828        3,556      114,019
       2      10,763       8,513      7,241      114,019      9,313      8,041       114,019       10,146        8,873      114,019
       3      16,551      12,658     11,386      114,019     14,266     12,994       114,019       16,004       14,732      114,019
       4      22,628      16,733     15,524      114,019     19,430     18,221       114,019       22,462       21,254      114,019
       5      29,010      20,731     19,586      114,019     24,810     23,665       114,019       29,580       28,435      114,019
       6      30,460      20,015     18,934      114,019     25,500     24,418       114,019       32,232       31,150      114,019
       7      31,983      19,281     18,264      114,019     26,196     25,178       114,019       35,141       34,123      114,019
       8      33,582      18,527     17,572      114,019     26,896     25,942       114,019       38,334       37,380      114,019
       9      35,261      17,752     17,115      114,019     27,603     26,967       114,019       41,845       41,208      114,019
      10      37,024      16,948     16,948      114,019     28,309     28,309       114,019       45,702       45,702      114,019
      15      47,254      12,443     12,443      114,019     31,810     31,810       114,019       71,779       71,779      114,019
      20      60,309       6,547      6,547      114,019     34,848     34,848       114,019      114,729      114,729      139,970
      25      76,971         (*)        (*)          (*)     36,354     36,354       114,019      183,892      183,892      213,315
      30      98,237         (*)        (*)          (*)     33,866     33,866       114,019      294,989      294,989      315,639
      35     125,378         (*)        (*)          (*)     22,476     22,476       114,019      474,843      474,843      498,585


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       5,250       4,161      2,889      114,019      4,424      3,152       114,019        4,687        3,415      114,019
       2      10,763       8,241      6,969      114,019      9,025      7,753       114,019        9,841        8,569      114,019
       3      16,551      12,241     10,969      114,019     13,812     12,540       114,019       15,512       14,240      114,019
       4      22,628      16,162     14,953      114,019     18,794     17,586       114,019       21,756       20,547      114,019
       5      29,010      20,004     18,859      114,019     23,981     22,836       114,019       28,635       27,490      114,019
       6      30,460      19,117     18,036      114,019     24,453     23,372       114,019       31,012       29,931      114,019
       7      31,983      18,195     17,177      114,019     24,905     23,887       114,019       33,605       32,587      114,019
       8      33,582      17,230     16,276      114,019     25,330     24,376       114,019       36,434       35,479      114,019
       9      35,261      16,215     15,579      114,019     25,719     25,083       114,019       39,521       38,884      114,019
      10      37,024      15,141     15,141      114,019     26,065     26,065       114,019       42,893       42,893      114,019
      15      47,254       8,579      8,579      114,019     26,825     26,825       114,019       65,311       65,311      114,019
      20      60,309         (*)        (*)          (*)     24,571     24,571       114,019      102,226      102,226      124,715
      25      76,971         (*)        (*)          (*)     15,540     15,540       114,019      161,729      161,729      187,606
      30      98,237         (*)        (*)          (*)        (*)        (*)           (*)      256,231      256,231      274,167
      35     125,378         (*)        (*)          (*)        (*)        (*)           (*)      408,353      408,353      428,770


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       5,250       4,308      3,153      107,829      4,576      3,420       108,097        4,843        3,688      108,364
       2      10,763       8,532      7,377      112,053      9,332      8,177       112,853       10,165        9,009      113,686
       3      16,551      12,670     11,515      116,191     14,275     13,120       117,796       16,010       14,855      119,531
       4      22,628      16,725     15,627      120,246     19,413     18,315       122,934       22,434       21,337      125,955
       5      29,010      20,688     19,649      124,209     24,745     23,705       128,266       29,487       28,447      133,008
       6      35,710      24,564     23,583      128,085     30,282     29,300       133,803       37,235       36,253      140,756
       7      42,746      28,350     27,425      131,871     36,028     35,104       139,549       45,743       44,819      149,264
       8      50,133      32,043     31,176      135,564     41,990     41,123       145,511       55,088       54,222      158,609
       9      57,889      35,646     35,068      139,167     48,176     47,599       151,697       65,356       64,778      168,877
      10      66,034      39,152     39,152      142,673     54,589     54,589       158,110       76,630       76,630      180,151
      15     113,287      55,710     55,710      159,231     90,922     90,922       194,443      152,747      152,747      256,268
      20     173,596      69,432     69,432      172,953    134,022    134,022       237,543      274,557      274,557      378,078
      25     250,567      79,355     79,355      182,876    184,141    184,141       287,662      469,203      469,203      572,724
      30     348,804      83,552     83,552      187,073    240,371    240,371       343,892      779,427      779,427      882,948
      35     474,182      79,551     79,551      183,072    300,799    300,799       404,320    1,273,881    1,273,881    1,377,402


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       5,250       4,182      3,027      107,703      4,445      3,290       107,966        4,709        3,553      108,230
       2      10,763       8,269      7,113      111,790      9,053      7,897       112,574        9,868        8,713      113,389
       3      16,551      12,260     11,105      115,781     13,828     12,672       117,349       15,523       14,368      119,044
       4      22,628      16,154     15,057      119,675     18,774     17,676       122,295       21,720       20,622      125,241
       5      29,010      19,950     18,910      123,471     23,896     22,856       127,417       28,511       27,471      132,032
       6      35,710      23,643     22,661      127,164     29,195     28,213       132,716       35,952       34,970      139,473
       7      42,746      27,229     26,305      130,750     34,674     33,750       138,195       44,103       43,179      147,624
       8      50,133      30,703     29,837      134,224     40,333     39,466       143,854       53,028       52,162      156,549
       9      57,889      34,058     33,481      137,579     46,170     45,592       149,691       62,798       62,221      166,319
      10      66,034      37,289     37,289      140,810     52,185     52,185       155,706       73,492       73,492      177,013
      15     113,287      51,377     51,377      154,898     84,935     84,935       188,456      144,161      144,161      247,682
      20     173,596      61,139     61,139      164,660    121,686    121,686       225,207      254,910      254,910      358,431
      25     250,567      64,595     64,595      168,116    160,713    160,713       264,234      427,812      427,812      531,333
      30     348,804      58,407     58,407      161,928    198,201    198,201       301,722      696,908      696,908      800,429
      35     474,182      36,972     36,972      140,493    226,428    226,428       329,949    1,114,025    1,114,025    1,217,546


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1      21,000      17,228     12,621      301,625     18,300     13,692       301,625       19,372       14,765      301,625
       2      43,050      34,166     29,559      301,625     37,380     32,772       301,625       40,722       36,115      301,625
       3      66,203      50,834     46,226      301,625     57,297     52,689       301,625       64,285       59,677      301,625
       4      90,513      67,231     62,854      301,625     78,091     73,714       301,625       90,300       85,923      301,625
       5     116,038      83,344     79,198      301,625     99,792     95,645       301,625      119,028      114,881      301,625
       6     121,840      80,575     76,659      301,625    102,734     98,818       301,625      129,942      126,026      301,625
       7     127,932      77,711     74,026      301,625    105,712    102,026       301,625      141,953      138,268      301,625
       8     134,329      74,723     71,267      301,625    108,706    105,251       301,625      155,177      151,721      301,625
       9     141,045      71,598     69,294      301,625    111,714    109,410       301,625      169,759      167,455      301,625
      10     148,097      68,341     68,341      301,625    114,748    114,748       301,625      185,877      185,877      301,625
      15     189,014      48,497     48,497      301,625    129,367    129,367       301,625      296,579      296,579      344,032
      20     241,235      18,045     18,045      301,625    140,748    140,748       301,625      477,065      477,065      510,460
      25     307,884         (*)        (*)          (*)    144,237    144,237       301,625      769,507      769,507      807,982
      30     392,947         (*)        (*)          (*)    130,130    130,130       301,625    1,235,396    1,235,396    1,297,166
      35     501,511         (*)        (*)          (*)     69,897     69,897       301,625    1,968,588    1,968,588    2,067,018


ASSUMPTIONS:

(1)   ASSUMES NO POLICY HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1      21,000      16,090     11,482      301,625     17,126     12,519       301,625       18,165       13,557      301,625
       2      43,050      31,830     27,223      301,625     34,910     30,303       301,625       38,117       33,509      301,625
       3      66,203      47,237     42,630      301,625     53,403     48,796       301,625       60,079       55,472      301,625
       4      90,513      62,317     57,940      301,625     72,654     68,277       301,625       84,298       79,921      301,625
       5     116,038      77,074     72,927      301,625     92,718     88,571       301,625      111,058      106,911      301,625
       6     121,840      72,763     68,847      301,625     93,784     89,867       301,625      119,690      115,774      301,625
       7     127,932      68,141     64,455      301,625     94,611     90,925       301,625      129,070      125,384      301,625
       8     134,329      63,145     59,689      301,625     95,144     91,688       301,625      139,275      135,819      301,625
       9     141,045      57,706     55,402      301,625     95,320     93,016       301,625      150,403      148,100      301,625
      10     148,097      51,753     51,753      301,625     95,073     95,073       301,625      162,580      162,580      301,625
      15     189,014      11,272     11,272      301,625     84,689     84,689       301,625      246,076      246,076      301,625
      20     241,235         (*)        (*)          (*)     43,920     43,920       301,625      389,728      389,728      417,009
      25     307,884         (*)        (*)          (*)        (*)        (*)           (*)      621,406      621,406      652,476
      30     392,947         (*)        (*)          (*)        (*)        (*)           (*)      979,313      979,313    1,028,279
      35     501,511         (*)        (*)          (*)        (*)        (*)           (*)    1,514,963    1,514,963    1,590,711


ASSUMPTIONS:

(1)   ASSUMES NO POLICY HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       21,000      17,280     13,133     288,742        18,351     14,204      289,813       19,423       15,276     290,885
       2       43,050      34,194     30,047     305,656        37,400     33,253      308,862       40,733       36,587     312,195
       3       66,203      50,753     46,607     322,215        57,182     53,035      328,644       64,131       59,984     335,593
       4       90,513      66,948     63,008     338,410        77,713     73,774      349,175       89,813       85,874     361,275
       5      116,038      82,746     79,014     354,208        98,988     95,256      370,450      117,973      114,241     389,435
       6      142,840      98,160     94,636     369,622       121,044    117,520      392,506      148,871      145,346     420,333
       7      170,982     113,183    109,866     384,645       143,902    140,584      415,364      182,772      179,455     454,234
       8      200,531     127,788    124,678     399,250       167,561    164,452      439,023      219,950      216,840     491,412
       9      231,558     141,971    139,898     413,433       192,047    189,974      463,509      260,728      258,654     532,190
      10      264,136     155,748    155,748     427,210       217,404    217,404      488,866      305,483      305,483     576,945
      15      453,150     219,101    219,101     490,563       359,192    359,192      630,654      605,556      605,556     877,018
      20      694,385     266,818    266,818     538,280       522,020    522,020      793,482    1,079,684    1,079,684   1,351,146
      25    1,002,269     293,778    293,778     565,240       703,566    703,566      975,028    1,828,689    1,828,689   2,100,151
      30    1,395,216     293,109    293,109     564,571       898,479    898,479    1,169,941    3,013,781    3,013,781   3,285,243
      35    1,896,726     252,804    252,804     524,266     1,093,780  1,093,780    1,365,242    4,890,156    4,890,156   5,161,618


ASSUMPTIONS:

(1)   ASSUMES NO POLICY HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       21,000      16,193     12,046      287,655     17,229     13,082      288,691       18,266       14,120      289,728
       2       43,050      31,902     27,755      303,364     34,968     30,821      306,430       38,158       34,012      309,620
       3       66,203      47,121     42,974      318,583     53,224     49,077      324,686       59,828       55,682      331,290
       4       90,513      61,830     57,891      333,292     71,992     68,053      343,454       83,429       79,490      354,891
       5      116,038      76,005     72,273      347,467     91,260     87,528      362,722      109,123      105,391      380,585
       6      142,840      89,618     86,093      361,080    111,013    107,489      382,475      137,087      133,562      408,549
       7      170,982     102,640     99,322      374,102    131,232    127,915      402,694      167,510      164,193      438,972
       8      200,531     115,021    111,911      386,483    151,877    148,767      423,339      200,584      197,474      472,046
       9      231,558     126,715    124,642      398,177    172,906    170,833      444,368      236,518      234,445      507,980
      10      264,136     137,676    137,676      409,138    194,280    194,280      465,742      275,545      275,545      547,007
      15      453,150     180,048    180,048      451,510    304,839    304,839      576,301      527,159      527,159      798,621
      20      694,385     194,577    194,577      466,039    413,296    413,296      684,758      904,420      904,420    1,175,882
      25    1,002,269     166,771    166,771      438,233    499,862    499,862      771,324    1,463,805    1,463,805    1,735,267
      30    1,395,216      78,274     78,274      349,736    534,756    534,756      806,218    2,291,535    2,291,535    2,562,997
      35    1,896,726         (*)        (*)          (*)    464,768    464,768      736,230    3,508,317    3,508,317    3,779,779


ASSUMPTIONS:

(1)   ASSUMES NO POLICY HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1      21,000      16,627     11,741      205,135     17,682     12,796       205,135       18,738       13,852      205,135
       2      43,050      32,966     28,080      205,135     36,120     31,234       205,135       39,403       34,516      205,135
       3      66,203      49,042     44,155      205,135     55,385     50,499       205,135       62,250       57,363      205,135
       4      90,513      64,862     60,220      205,135     75,539     70,897       205,135       87,560       82,918      205,135
       5     116,038      80,462     76,064      205,135     96,683     92,285       205,135      115,688      111,290      205,135
       6     121,840      77,069     72,915      205,135     98,991     94,838       205,135      125,984      121,831      205,135
       7     127,932      73,432     69,523      205,135    101,238     97,329       205,135      137,375      133,466      205,135
       8     134,329      69,528     65,863      205,135    103,419     99,754       205,135      150,035      146,370      205,135
       9     141,045      65,316     62,873      205,135    105,521    103,078       205,135      164,166      161,723      205,135
      10     148,097      60,735     60,735      205,135    107,517    107,517       205,135      180,008      180,008      205,135
      15     189,014      30,003     30,003      205,135    115,209    115,209       205,135      289,775      289,775      304,263
      20     241,235         (*)        (*)          (*)    115,939    115,939       205,135      464,975      464,975      488,224
      25     307,884         (*)        (*)          (*)     98,785     98,785       205,135      740,693      740,693      777,728
      30     392,947         (*)        (*)          (*)     26,156     26,156       205,135    1,183,353    1,183,353    1,195,186
      35     501,511         (*)        (*)          (*)        (*)        (*)           (*)    1,925,400    1,925,400    1,925,400


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1      21,000      14,214      9,327      205,135     15,197     10,311       205,135       16,183       11,297      205,135
       2      43,050      28,097     23,210      205,135     30,979     26,093       205,135       33,987       29,100      205,135
       3      66,203      41,686     36,799      205,135     47,438     42,551       205,135       53,684       48,798      205,135
       4      90,513      55,014     50,372      205,135     64,676     60,034       205,135       75,604       70,962      205,135
       5     116,038      68,111     63,713      205,135     82,814     78,416       205,135      100,144       95,746      205,135
       6     121,840      61,803     57,650      205,135     81,644     77,490       205,135      106,295      102,142      205,135
       7     127,932      54,756     50,847      205,135     79,847     75,938       205,135      112,910      109,001      205,135
       8     134,329      46,792     43,127      205,135     77,269     73,604       205,135      120,052      116,387      205,135
       9     141,045      37,698     35,255      205,135     73,722     71,279       205,135      127,819      125,376      205,135
      10     148,097      27,236     27,236      205,135     68,994     68,994       205,135      136,356      136,356      205,135
      15     189,014         (*)        (*)          (*)     16,457     16,457       205,135      200,805      200,805      210,845
      20     241,235         (*)        (*)          (*)        (*)        (*)           (*)      316,074      316,074      331,878
      25     307,884         (*)        (*)          (*)        (*)        (*)           (*)      488,573      488,573      513,002
      30     392,947         (*)        (*)          (*)        (*)        (*)           (*)      761,140      761,140      768,751
      35     501,511         (*)        (*)          (*)        (*)        (*)           (*)    1,238,097    1,238,097    1,238,097


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                 CURRENT VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       21,000      16,555     11,917      211,294     17,603     12,964      212,342       18,652       14,013      213,391
       2       43,050      32,638     27,999      227,377     35,750     31,111      230,489       38,987       34,348      233,726
       3       66,203      48,240     43,601      242,979     54,447     49,808      249,186       61,162       56,523      255,901
       4       90,513      63,326     58,919      258,065     73,675     69,268      268,414       85,319       80,912      280,058
       5      116,038      77,889     73,714      272,628     93,441     89,266      288,180      111,644      107,469      306,383
       6      142,840      91,920     87,977      286,659    113,750    109,807      308,489      140,341      136,398      335,080
       7      170,982     105,370    101,659      300,109    134,567    130,856      329,306      171,592      167,881      366,331
       8      200,531     118,232    114,753      312,971    155,897    152,418      350,636      205,641      202,161      400,380
       9      231,558     130,484    128,164      325,223    177,729    175,409      372,468      242,740      240,420      437,479
      10      264,136     142,076    142,076      336,815    200,024    200,024      394,763      283,138      283,138      477,877
      15      453,150     190,985    190,985      385,724    319,900    319,900      514,639      548,727      548,727      743,466
      20      694,385     217,810    217,810      412,549    446,923    446,923      641,662      956,671      956,671    1,151,410
      25    1,002,269     214,110    214,110      408,849    571,206    571,206      765,945    1,583,081    1,583,081    1,777,820
      30    1,395,216     169,455    169,455      364,194    677,161    677,161      871,900    2,547,576    2,547,576    2,742,315
      35    1,896,726      99,545     99,545      294,284    773,544    773,544      968,283    4,075,781    4,075,781    4,270,520


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                GUARANTEED VALUES


                                 0% Hypothetical                    6% Hypothetical                         12% Hypothetical
                             Gross Investment Return             Gross Investment Return                 Gross Investment Return
                             -----------------------             -----------------------                 -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       21,000      14,073      9,434      208,812     15,041     10,402      209,780       16,011       11,373      210,750
       2       43,050      27,456     22,818      222,195     30,250     25,611      224,989       33,164       28,525      227,903
       3       66,203      40,126     35,487      234,865     45,598     40,959      240,337       51,536       46,897      246,275
       4       90,513      52,048     47,641      246,787     61,046     56,639      255,785       71,206       66,799      265,945
       5      116,038      63,172     58,997      257,911     76,533     72,358      271,272       92,240       88,065      286,979
       6      142,840      73,431     69,488      268,170     91,978     88,034      286,717      114,693      110,750      309,432
       7      170,982      82,738     79,027      277,477    107,274    103,563      302,013      138,601      134,890      333,340
       8      200,531      90,981     87,502      285,720    122,287    118,808      317,026      163,981      160,502      358,720
       9      231,558      98,052     95,732      292,791    136,873    134,554      331,612      190,849      188,530      385,588
      10      264,136     103,860    103,860      298,599    150,903    150,903      345,642      219,241      219,241      413,980
      15      453,150     111,861    111,861      306,600    208,760    208,760      403,499      386,776      386,776      581,515
      20      694,385      74,182     74,182      268,921    228,548    228,548      423,287      600,159      600,159      794,898
      25    1,002,269         (*)        (*)          (*)    171,861    171,861      366,600      853,968      853,968    1,048,707
      30    1,395,216         (*)        (*)          (*)        (*)        (*)          (*)    1,139,903    1,139,903    1,334,642
      35    1,896,726         (*)        (*)          (*)        (*)        (*)          (*)    1,445,143    1,445,143    1,639,882


(1)   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors of Nationwide Life Insurance Company and
Contract Owners of Nationwide VLI Separate Account:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

                        NATIONWIDE VLI SEPARATE ACCOUNT
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                               DECEMBER 31, 1996

ASSETS:

   Investments in Van Kampen American Capital Life
      Investment Trust, at market value:

      Asset Allocation Fund
         2,155,022 shares (cost $24,422,269)                  $ 24,459,498

      Domestic Income Fund
         333,174 shares (cost $2,688,144)                        2,668,722

      Emerging Growth Fund
         119,694 shares (cost $1,613,469)                        1,635,017

      Enterprise Fund
         1,816,594 shares (cost $25,629,353)                    29,537,819

      Global Equity Fund
         86,385 shares (cost $962,884)                           1,007,252

      Government Fund
         5,762,429 shares (cost $50,750,069)                    49,902,635

      Money Market Fund
         9,135,631 shares (cost $9,135,631)                      9,135,631

      Real Estate Securities Fund
         13,353 shares (cost $168,204)                             197,360
                                                             -------------
      Total assets                                             118,543,934

ACCOUNTS PAYABLE                                                    43,083
                                                             -------------
CONTRACT OWNER'S EQUITY                                      $ 118,500,851
                                                             =============

Contract owners' equity represented by:                                  UNITS        UNIT VALUE
                                                                         -----        ----------
   Single Premium contracts issued prior to April 16, 1990
   (policy years 1 through 10):
      Asset Allocation Fund (formerly Multiple Strategy)                744,990      $ 24.272482     $ 18,082,756
      Domestic Income Fund                                               86,684        18.211426        1,578,639
      Emerging Growth Fund                                               69,012        13.467256          929,402
      Enterprise Fund (formerly Common Stock)                           700,997        27.810473       19,495,058
      Global Equity Fund                                                 33,541        11.864328          397,941
      Government Fund                                                 1,655,527        19.185493       31,762,102
      Money Market Fund                                                 400,870        16.307639        6,537,243
      Real Estate Securities Fund                                        10,042        15.011508          150,746

   Single Premium contracts issued prior to April 16, 1990
   (policy year 11 and thereafter):
      Asset Allocation Fund (formerly Multiple Strategy)                251,360        24.345677        6,119,529
      Domestic Income Fund                                               51,343        18.266338          937,849
      Emerging Growth Fund                                               32,856        13.507925          443,816
      Enterprise Fund (formerly Common Stock)                           351,513        27.894373        9,805,235
      Global Equity Fund                                                 50,767        11.900110          604,133
      Government Fund                                                   939,781        19.243796       18,084,954
      Money Market Fund                                                 158,361        16.356824        2,590,283
      Real Estate Securities Fund                                         3,093        15.056707           46,570

   Single Premium contracts issued on or after April 16, 1990:
      Asset Allocation Fund (formerly Multiple Strategy)                  5,452        20.858239          113,719
      Domestic Income Fund                                                8,374        18.004549          150,770
      Emerging Growth Fund                                               19,492        13.396950          261,133
      Enterprise Fund (formerly Common Stock)                             2,431        26.183349           63,652
      Global Equity Fund                                                    342        11.802380            4,036
      Government Fund                                                     2,775        14.546815           40,367
      Money Market Fund                                                     122        12.061110            1,471

   Multiple Premium Contracts and Flexible Premium Contracts:
      Asset Allocation Fund (formerly Multiple Strategy)                  7,384        18.790954          138,752
      Enterprise Fund (formerly Common Stock)                             7,157        22.452797          160,695
                                                                      =========        =========    -------------
                                                                                                    $ 118,500,851
                                                                                                    =============

See accompanying notes to financial statements.

                        NATIONWIDE VLI SEPARATE ACCOUNT
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996              1995              1994
                                                                      ----              ----              ----
INVESTMENT ACTIVITY:
   Reinvested capital gains and dividends                          $ 11,026,808        11,096,149        9,791,294
   Mortality and expense charges (note 3)                            (1,030,085)       (1,124,778)      (1,135,456)
                                                                   ------------       -----------      -----------
      Net investment activity                                         9,996,723         9,971,371        8,655,838
                                                                   ------------       -----------      -----------

   Proceeds from mutual fund shares sold                             24,568,211        23,835,749       22,040,399
   Cost of mutual fund shares sold                                  (22,544,406)      (21,777,460)     (20,667,556)
                                                                   ------------       -----------      -----------
      Realized gain (loss) on investments                             2,023,805         2,058,289        1,372,843
   Change in unrealized gain (loss) on investments                   (1,839,618)       11,069,519      (15,672,902)
                                                                   ------------       -----------      -----------
      Net gain (loss) on investments                                    184,187        13,127,808      (14,300,059)
                                                                   ------------       -----------      -----------
         Net increase (decrease) in contract owners'
            equity resulting from operations                         10,180,910        23,099,179       (5,644,221)
                                                                   ------------       -----------      -----------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners                       54,433            39,639           25,229
   Surrenders (note 2d)                                             (13,731,809)      (11,745,567)      (9,547,706)
   Death Benefits (note 4)                                           (1,201,226)       (1,552,445)      (1,196,526)
   Policy loans (net of repayments) (note 5)                          3,043,009           833,405        1,817,775
   Deductions for surrender charges (note 2d)                           (16,455)         (193,286)        (377,936)
   Redemptions to pay cost of insurance charges
      and administrative charges (notes 2b and 2c)                   (1,530,522)       (1,770,626)      (2,043,874)
                                                                   ------------       -----------      -----------
         Net equity transactions                                    (13,382,570)      (14,388,880)     (11,323,038)
                                                                   ------------       -----------      -----------


Net change in contract owners' equity                                (3,201,660)        8,710,299      (16,967,259)
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD                         121,702,511       112,992,212      129,959,471
                                                                   ------------       -----------      -----------
CONTRACT OWNERS' EQUITY END OF PERIOD                             $ 118,500,851       121,702,511      112,992,212
                                                                   ============       ===========      ===========


See accompanying notes to financial statements.

                        NATIONWIDE VLI SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1996, 1995 AND 1994

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers modified single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

     (b) The Contracts

         Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following funds:

         Funds of the Van Kampen American Capital Life Investment Trust (Van Kampen American Capital LIT);
            Van Kampen American Capital LIT-Asset Allocation Fund
              (formerly Multiple Strategy)
            Van Kampen American Capital LIT-Domestic Income Fund
              (formerly Corporate Bond)
            Van Kampen American Capital LIT-Emerging Growth Fund
            Van Kampen American Capital LIT-Enterprise Fund
              (formerly Common Stock Fund)
            Van Kampen American Capital LIT-Global Equity Fund
            Van Kampen American Capital LIT-Government Fund
            Van Kampen American Capital LIT-Money Market Fund
            Van Kampen American Capital LIT-Real Estate Securities Fund

         At December 31, 1996, contract owners have invested in all of the above funds.

         The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

         Contracts issued prior to April 16, 1990:
            Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

         Contracts issued on or after April 16, 1990:
            Purchase payments totalling less than $25,000 - $90/year ($65/year in New York) Purchase payments totalling $25,000 or more - $50/year

         For multiple payment contracts the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         The above charges are assessed against each contract by liquidating units.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines to 0% after the ninth year.

         For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, with certain exceptions, declining to 0% after the ninth year.

         The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3)  ASSET CHARGES

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria; for contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations.

     The above charges are assessed through the daily unit value calculation.

(4)  DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans and policy charges, to the legal beneficiary. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented in the following format:

         o    Beginning unit value - Jan. 1

         o    Reinvested dividends and capital gains
              (This amount reflects the increase in the unit value due to dividend and capital gain distributions from the underlying mutual funds.)

         o    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         o    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         o    Ending unit value - Dec. 31

         o    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I

                        NATIONWIDE VLI SEPARATE ACCOUNT
            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990
                          (POLICY YEARS 1 THROUGH 10)
                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)

                                       ASSET           DOMESTIC          EMERGING
                                    ALLOCATION          INCOME            GROWTH         ENTERPRISE
                                       FUND              FUND              FUND             FUND
                                     ---------         ---------         ---------        ---------
1996
   Beginning unit value - Jan. 1     $21.519909        17.235188        11.655608         22.498859
----------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     3.456144         1.551321          .000000          3.050863
----------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.488445)        (.410339)        1.935098          2.501932
----------------------------------------------------------------------------------------------------
   Asset charges                       (.215126)        (.164744)        (.123450)         (.241181)
----------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31       $24.272482        18.211426        13.467256         27.810473
----------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                      13%               6%              16%               24%
====================================================================================================

1995
   Beginning unit value - Jan. 1     $16.538427        14.336077        10.000000         16.580891
----------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     2.418600         1.359225          .000000          3.004553
----------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              2.744315         1.690878         1.707069          3.100329
----------------------------------------------------------------------------------------------------
   Asset charges                       (.181433)        (.150992)        (.051461)         (.186914)
----------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31       $21.519909        17.235188        11.655608         22.498859
----------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                      30%              20%            17%(b)              36%
====================================================================================================

1994
   Beginning unit value - Jan. 1    $17.329774        15.127964               **          17.325425
----------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    1.995739         1.490981                            1.976086
----------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (2.627910)       (2.144766)                          (2.559308)
----------------------------------------------------------------------------------------------------
   Asset charges                      (.159176)        (.138102)                           (.161312)
----------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $16.538427        14.336077                           16.580891
----------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                    (5)%             (5)%                                (4)%
====================================================================================================


                                           GLOBAL                              MONEY         REAL ESTATE
                                           EQUITY         GOVERNMENT          MARKET         SECURITIES
                                            FUND             FUND              FUND             FUND
                                           -------        ----------          -------         ---------
1996
   Beginning unit value - Jan. 1          10.262083        18.968390         15.695093        10.784280
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .358540         1.225305           .764922          .288822
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  1.350014         (.828963)          .000000         4.051625
--------------------------------------------------------------------------------------------------------
   Asset charges                           (.106309)        (.179239)         (.152376)        (.113219)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            11.864328        19.185493         16.307639        15.011508
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                          16%               1%                4%              39%
========================================================================================================

1995
   Beginning unit value - Jan. 1          10.000000        16.344365         15.022875        10.000000
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .000000         1.217414           .817690          .092106
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   .309271         1.576618           .000000          .740132
--------------------------------------------------------------------------------------------------------
   Asset charges                           (.047188)        (.170007)         (.145472)        (.047958)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            10.262083        18.968390         15.695093        10.784280
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                         3%(b)             16%                4%             8%(b)
========================================================================================================

1994
   Beginning unit value - Jan. 1                **         17.301801         14.623465               **
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                                          1.062855           .539516
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                                  (1.862740)          .000000
--------------------------------------------------------------------------------------------------------
   Asset charges                                            (.157551)         (.140106)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31                             16.344365         15.022875
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                                          (6)%                3%
========================================================================================================

  *An annualized rate of return cannot be determined as:

      (a)         Asset charges do not include the policy charges discussed in note 2; and

      (b) This investment option was not utilized for the entire year indicated.

 **This investment option was not being utilized or was not available.

                        NATIONWIDE VLI SEPARATE ACCOUNT
            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990
                        (POLICY YEARS 11 AND THEREAFTER)
                       SCHEDULES OF CHANGES IN UNIT VALUE
                          YEAR ENDED DECEMBER 31, 1996
          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)

                                       ASSET           DOMESTIC          EMERGING
                                    ALLOCATION          INCOME            GROWTH         ENTERPRISE
                                       FUND              FUND              FUND             FUND
                                     ---------         ---------         ---------        ---------
1996
   Beginning unit value - Jan. 1     $21.519909        17.235188        11.655608         22.498859
----------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     3.464578         1.555582          .000000          3.057101
----------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.492537)        (.411984)        1.935344          2.501147
----------------------------------------------------------------------------------------------------
   Asset charges                       (.146273)        (.112448)        (.083027)         (.162734)
----------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31       $24.345677        18.266338        13.507925         27.894373
----------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                         13%               6%              16%               24%
====================================================================================================


                                     GLOBAL                              MONEY         REAL ESTATE
                                     EQUITY         GOVERNMENT          MARKET         SECURITIES
                                      FUND             FUND              FUND             FUND
                                     -------        ----------          -------         ---------
1996
   Beginning unit value - Jan. 1    10.262083        18.968390         15.695093        10.784280
--------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .359541         1.226436           .765692          .289605
--------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.350463         (.828621)          .000000         4.058907
--------------------------------------------------------------------------------------------------
   Asset charges                     (.071977)        (.122409)         (.103961)        (.076085)
--------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      11.900110        19.243796         16.356824        15.056707
--------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                       16%               1%                4%              40%
==================================================================================================

  *An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

                        NATIONWIDE VLI SEPARATE ACCOUNT
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990
                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)

                                      ASSET        DOMESTIC      EMERGING                       GLOBAL                      MONEY
                                   ALLOCATION       INCOME        GROWTH       ENTERPRISE       EQUITY     GOVERNMENT      MARKET
                                      FUND           FUND          FUND           FUND           FUND         FUND          FUND
                                    ---------      ---------     ---------      ---------      --------    ----------      ------
1996***
   Beginning unit value - Jan. 1    $18.558022     17.099466     11.635640      21.257132      10.244489   14.433482      11.648994
-----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    2.971435      1.534027       .000000       2.874772        .356729     .930855        .566598
-----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             (.417798)     (.405672)     1.929643       2.362697       1.346140    (.630892)       .000000
-----------------------------------------------------------------------------------------------------------------------------------
   Asset charges                      (.253420)     (.223272)     (.168333)      (.311252)      (.144978)   (.186630)      (.154482)
-----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $20.858239     18.004549     13.396950      26.183349      11.802380   14.546815      12.061110
-----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                       12%             5%           15%           23%             15%          1%             4%
===================================================================================================================================

1995***
   Beginning unit value - Jan. 1    $14.311997     14.272889          **        15.720497           **     12.480782      11.189053
-----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    2.086061      1.348751                     2.839638                    .928076        .607952
-----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             2.374431      1.683177                     2.939071                   1.202259        .000000
-----------------------------------------------------------------------------------------------------------------------------------
   Asset charges                      (.214467)     (.205351)                    (.242074)                  (.177635)      (.148011)
-----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $18.558022     17.099466                    21.257132                  14.433482      11.648994
-----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                       30%            20%                         35%                         16%             4%
===================================================================================================================================

1994***
   Beginning unit value - Jan. 1    $15.049256     15.113958          **        16.483852           **     13.258615      10.929642
-----------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    1.727365      1.484668                     1.874048                    .813111        .402452
-----------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (2.275800)    (2.137258)                   (2.427739)                 (1.425714)       .000000
-----------------------------------------------------------------------------------------------------------------------------------
   Asset charges                      (.188824)     (.188479)                    (.209664)                  (.165230)      (.143041)
-----------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $14.311997     14.272889                    15.720497                  12.480782      11.189053
-----------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                      (5)%           (6)%                         (5)%                       (6)%             2%
===================================================================================================================================

  * An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

 ** This investment option was not being utilized or was not available.

*** No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)

                                          ASSET
                                       ALLOCATION                ENTERPRISE
                                          FUND                      FUND
                                        ---------                 ---------
1996**
   Beginning unit value - Jan. 1       $16.634918                 18.137100
----------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                       2.675077                  2.462233
----------------------------------------------------------------------------
   Unrealized gain (loss)                (.378897)                 2.017312
----------------------------------------------------------------------------
   Asset charges                         (.140144)                 (.163848)
----------------------------------------------------------------------------
   Ending unit value - Dec. 31         $18.790954                 22.452797
----------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                          13%                       24%
============================================================================

1995**
   Beginning unit value - Jan. 1       $12.765144                 13.346462
----------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                       1.869449                  2.421740
----------------------------------------------------------------------------
   Unrealized gain (loss)                2.118344                  2.495698
----------------------------------------------------------------------------
   Asset charges                         (.118019)                 (.126800)
----------------------------------------------------------------------------
   Ending unit value - Dec. 31         $16.634918                 18.137100
----------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                          30%                       36%
============================================================================

1994**
   Beginning unit value - Jan. 1       $13.355954                 13.924920
----------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                       1.540293                  1.590429
----------------------------------------------------------------------------
   Unrealized gain (loss)               (2.027726)                (2.059623)
----------------------------------------------------------------------------
   Asset charges                         (.103377)                 (.109264)
----------------------------------------------------------------------------
   Ending unit value - Dec. 31         $12.765144                 13.346462
----------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                          (4)%                      (4)%
============================================================================

 * An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

** No other investment options were being utilized.

See note 6.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

In 1994, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997



               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           Consolidated Balance Sheets

                           December 31, 1996 and 1995
                                ($000's omitted)

                                        Assets                                                1996               1995
                                        ------                                          -----------------   ----------------
Investments (notes 5, 8 and 9):
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $11,970,878 in 1996; $11,862,556 in 1995)             $12,304,639          12,485,564
      Equity securities (cost $43,890 in 1996; $23,617 in 1995)                                  59,131              29,953
   Mortgage loans on real estate, net                                                         5,272,119           4,602,764
   Real estate, net                                                                             265,759             229,442
   Policy loans                                                                                 371,816             336,356
   Other long-term investments                                                                   28,668              61,989
   Short-term investments (note 13)                                                               4,789              32,792
                                                                                        -----------------   ----------------
                                                                                             18,306,921          17,778,860
                                                                                        -----------------   ----------------

Cash                                                                                             43,784               9,455
Accrued investment income                                                                       210,182             212,963
Deferred policy acquisition costs                                                             1,366,509           1,020,356
Investment in subsidiaries classified as discontinued operations (notes 1 and 2)                485,707             506,677
Other assets (note 6)                                                                           426,441             388,214
Assets held in Separate Accounts (note 8)                                                    26,926,702          18,591,108
                                                                                        -----------------   ----------------
                                                                                            $47,766,246          38,507,633
                                                                                        =================   ================

                         Liabilities and Shareholder's Equity
                         ------------------------------------

Future policy benefits and claims (notes 6 and 8)                                           $17,179,060          16,358,614
Policyholders' dividend accumulations                                                           361,401             348,027
Other policyholder funds                                                                         60,073              65,297
Accrued federal income tax (note 7):
   Current                                                                                       30,170              35,301
   Deferred                                                                                     162,212             246,627
                                                                                        -----------------   ----------------
                                                                                                192,382             281,928
                                                                                        -----------------   ----------------

Dividend payable to shareholder (notes 1 and 2)                                                 485,707                   -
Other liabilities                                                                               423,047             234,147
Liabilities related to Separate Accounts (note 8)                                            26,926,702          18,591,108
                                                                                        -----------------   ----------------
                                                                                             45,628,372          35,879,121
                                                                                        -----------------   ----------------

Commitments and contingencies (notes 6, 9 and 15)

Shareholder's equity (notes 3, 4, 5, 12 and 13):
   Capital shares, $1 par value.  Authorized 5,000,000 shares, issued and
      outstanding 3,814,779 shares                                                                3,815               3,815
   Additional paid-in capital                                                                   527,874             657,118
   Retained earnings                                                                          1,432,593           1,583,275
   Unrealized gains on securities available-for-sale, net                                       173,592             384,304
                                                                                        -----------------   ----------------
                                                                                              2,137,874           2,628,512
                                                                                        -----------------   ----------------
                                                                                            $47,766,246          38,507,633
                                                                                        =================   ================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        Consolidated Statements of Income

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                   1996            1995            1994
                                                                              ---------------  --------------  -------------
Revenues (note 16):
   Investment product and universal life insurance product policy charges       $   400,902        286,534         217,245
   Traditional life insurance premiums                                              198,642        199,106         176,658
   Net investment income (note 5)                                                 1,357,759      1,294,033       1,210,811
   Realized losses on investments  (note 5)                                            (326)        (1,724)        (16,527)
   Other income                                                                      35,861         20,702          11,312
                                                                              ---------------  --------------  -------------
                                                                                  1,992,838      1,798,651       1,599,499
                                                                              ---------------  --------------  -------------
Benefits and expenses:
   Benefits and claims                                                            1,160,580      1,115,493         992,667
   Provision for policyholders' dividends on participating policies (note 12)        40,973         39,937          38,754
   Amortization of deferred policy acquisition costs                                133,394         82,695          85,568
   Other operating expenses (note 13)                                               342,394        272,954         240,652
                                                                              ---------------  --------------  -------------
                                                                                  1,677,341      1,511,079       1,357,641
                                                                              ---------------  --------------  -------------
      Income from continuing operations before federal income tax expense           315,497        287,572         241,858
                                                                              ---------------  --------------  -------------

Federal income tax expense (benefit) (note 7):
   Current                                                                          116,512         88,700          73,559
   Deferred                                                                          (5,623)        11,108           5,030
                                                                              ---------------  --------------  -------------
                                                                                    110,889         99,808          78,589
                                                                              ---------------  --------------  -------------
      Income from continuing operations                                             204,608        187,764         163,269

Income from discontinued operations (less federal income tax expense of
   $4,453, $7,446 and $10,915 in 1996, 1995 and 1994, respectively) (note 2)         11,324         24,714          20,459
                                                                              ---------------  --------------  -------------

      Net income                                                                $   215,932        212,478         183,728
                                                                              ===============  ==============  =============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                             Unrealized
                                                                                           gains (losses)
                                                             Additional                    on securities        Total
                                                 Capital      paid-in        Retained      available-for-   shareholder's
                                                  shares      capital        earnings        sale, net          equity
                                                ----------- ------------- --------------- ----------------- ---------------
1994:
   Balance, beginning of year                       $3,815      406,089       1,194,519             6,745       1,611,168
   Capital contribution                                  -      200,000               -                 -         200,000
   Net income                                            -            -         183,728                 -         183,728
   Adjustment for change in accounting for
      certain investments in debt and equity
      securities, net (note 4)                           -            -               -           212,553         212,553
   Unrealized losses on securities available-
      for-sale, net                                      -            -               -          (338,971)       (338,971)
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      606,089       1,378,247          (119,673)      1,868,478
                                                =========== ============= =============== ================= ===============

1995:
   Balance, beginning of year                        3,815      606,089       1,378,247          (119,673)      1,868,478
   Capital contribution (note 13)                        -       51,029               -            (4,111)         46,918
   Dividends to shareholder                              -            -          (7,450)                -          (7,450)
   Net income                                            -            -         212,478                 -         212,478
   Unrealized gains on securities available-
      for-sale, net                                      -            -               -           508,088         508,088
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      657,118       1,583,275           384,304       2,628,512
                                                =========== ============= =============== ================= ===============

1996:
   Balance, beginning of year                        3,815      657,118       1,583,275           384,304       2,628,512
   Capital contribution (note 13)                        -           25               5                 -              30
   Dividends to shareholder                              -     (129,269)       (366,619)          (39,819)       (535,707)
   Net income                                            -            -         215,932                 -         215,932
   Unrealized losses on securities available-
      for-sale, net                                      -            -               -          (170,893)       (170,893)
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      527,874       1,432,593           173,592       2,137,874
                                                =========== ============= =============== ================= ===============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                       1996            1995            1994
                                                                                 ---------------- --------------- ---------------
  Cash flows from operating activities:
     Net income                                                                    $    215,932        212,478         183,728
     Adjustments to reconcile net income to net cash provided by operating activities:
           Capitalization of deferred policy acquisition costs                         (422,572)      (321,327)       (242,431)
           Amortization of deferred policy acquisition costs                            133,394         82,695          85,568
           Amortization and depreciation                                                  6,962         10,234           3,603
           Realized (gains) losses on invested assets, net                                 (284)         3,250          16,094
           Deferred federal income tax expense (benefit)                                  7,603        (30,673)          9,946
           Decrease (increase) in accrued investment income                               2,781        (16,999)        (12,808)
           (Increase) decrease in other assets                                          (38,876)        39,880        (102,676)
           Increase in policy liabilities                                               305,755        135,937         118,361
           Increase in policyholders' dividend accumulations                             13,374         12,639          15,298
           (Decrease) increase in accrued federal income tax payable                     (5,131)        30,836          (5,714)
           Increase in other liabilities                                                188,900         26,851             506
           Other, net                                                                   (61,679)         1,832         (29,595)
                                                                                 ---------------  --------------- ---------------
              Net cash provided by operating activities                                 346,159        187,633          39,880
                                                                                 ---------------- --------------- ---------------

  Cash flows from investing activities:
     Proceeds from maturity of securities available-for-sale                          1,162,766        634,553         544,843
     Proceeds from sale of securities available-for-sale                                299,558        107,345         228,308
     Proceeds from maturity of fixed maturity securities held-to-maturity                     -        564,450         491,862
     Proceeds from repayments of mortgage loans on real estate                          309,050        207,832         190,574
     Proceeds from sale of real estate                                                   18,519         48,331          46,713
     Proceeds from repayments of policy loans and sale of other invested assets          22,795         53,587         120,506
     Cost of securities available-for-sale acquired                                  (1,573,640)    (1,942,413)     (1,816,370)
     Cost of fixed maturity securities held-to-maturity acquired                              -       (593,636)       (410,379)
     Cost of mortgage loans on real estate acquired                                    (972,776)      (796,026)       (471,570)
     Cost of real estate acquired                                                        (7,862)       (10,928)         (6,385)
     Policy loans issued and other invested assets acquired                             (57,740)       (75,910)        (65,302)
     Short-term investments, net                                                         28,003         77,837         (89,376)
     Purchase of affiliate (note 13)                                                          -              -        (155,000)
                                                                                ---------------- --------------- ---------------
              Net cash used in investing activities                                    (771,327)    (1,724,978)     (1,391,576)
                                                                                ---------------- --------------- ---------------

  Cash flows from financing activities:
     Proceeds from capital contributions                                                     30              -         200,000
     Dividends paid to shareholder                                                      (50,000)        (7,450)              -
     Increase in investment product and universal life insurance
        product account balances                                                      2,293,933      2,809,385       3,547,976
     Decrease in investment product and universal life insurance
        product account balances                                                     (1,784,466)    (1,258,758)     (2,412,595)
                                                                                ---------------- --------------- --------------
              Net cash provided by financing activities                                 459,497      1,543,177       1,335,381
                                                                                ---------------- --------------- --------------

  Net increase (decrease) in cash                                                        34,329          5,832         (16,315)

                                                                                 ---------------- --------------- ---------------
  Cash, beginning of year                                                                 9,455          3,623          19,938
                                                                                 ---------------- --------------- ---------------
  Cash, end of year                                                               $      43,784          9,455           3,623
                                                                                 ================ =============== ===============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1996, 1995 and 1994
                                ($000's omitted)

(1)      Organization and Description of Business
         ----------------------------------------

         Nationwide Life Insurance Company (NLIC) is a wholly owned subsidiary of Nationwide Corporation (Nationwide Corp.). Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Employers Life Insurance Company of Wausau and subsidiaries (ELICW), National Casualty Company (NCC), West Coast Life Insurance Company (WCLIC), Nationwide Advisory Services, Inc. (formerly Nationwide Financial Services, Inc.), Nationwide Investment Services Corporation (formerly PEBSCO Securities Corporation) (NISC) and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         Nationwide Corp. formed Nationwide Financial Services, Inc. (NFS) in November 1996 as a holding company for NLIC and the other companies of the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On January 27, 1997, Nationwide Corp. contributed to NFS the common stock of NLIC and three marketing and distribution companies. NFS is planning an initial public offering of its Class A common stock during the first quarter of 1997.

         In anticipation of the restructuring described above, on September 24, 1996, NLIC's Board of Directors declared a dividend payable January 1, 1997 to Nationwide Corp. consisting of the outstanding shares of common stock of certain subsidiaries (ELICW, NCC and WCLIC) that do not offer or distribute long-term savings and retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and another affiliate effective January 1, 1996. These subsidiaries and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 2 and 13.

         In addition, as part of the restructuring described above, NLIC intends to make an $850,000 distribution to NFS which will then make an equivalent distribution to Nationwide Corp.

         The Company is a leading provider of long-term savings and retirement products to retail and institutional customers and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

              LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those currently recorded in the consolidated financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

              CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)      Discontinued Operations
         -----------------------

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. to NFS of the outstanding common stock of NLIC and other companies, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend to Nationwide Corp. consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company that serves as a fronting company for a property and casualty subsidiary of Nationwide Mutual Insurance Company (NMIC), an affiliate. NCC maintains its offices in Scottsdale, Arizona. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations for all periods presented. NLIC did not recognize any gain or loss on the disposal of these subsidiaries.

         A summary of the combined results of operations, including the results of the accident and health and group life insurance business ELICW assumed from NLIC in 1996, and assets and liabilities of ELICW, NCC and WCLIC as of and for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                                                    1996           1995          1994
                                                                                ------------   -----------   -----------

               Revenues                                                          $   668,870       422,149        84,226
               Net income                                                             11,324        26,456        11,753
               Assets, consisting primarily of investments                         3,029,293     2,967,326     2,537,692
               Liabilities, consisting primarily of policy benefits and claims     2,543,586     2,460,649     2,179,263

         During 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 13 for a complete discussion of the reinsurance agreements. NLIC has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies and will cease writing any new business prior to December 31, 1997. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. NLIC did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of NLIC.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         A summary of the results of operations, net of amounts ceded to ELICW and NMIC in 1996, and assets and liabilities of NLIC's accident and health and group life insurance business as of and for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                                                    1996           1995          1994
                                                                                ------------   -----------   -----------

               Revenues                                                             $      -       354,788       362,476
               Net income (loss)                                                           -        (1,742)        8,706
               Assets, consisting primarily of investments                           259,185       239,426       234,082
               Liabilities, consisting primarily of policy benefits and claims       259,185       239,426       234,082

(3)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and its insurance subsidiaries, filed with the department of insurance of each insurance company's state of domicile, are prepared on the basis of accounting practices prescribed or permitted by each department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy
              --------------------

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in Subsidiaries Classified as Discontinued Operations" in the accompanying consolidated balance sheets and "Income for Discontinued Operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1996 or 1995.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate are included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  Revenues and Benefits
              ---------------------

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities, annuities without life contingencies and guaranteed investment contracts. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

              ACCIDENT AND HEALTH INSURANCE PRODUCTS: Accident and health insurance premiums are recognized as revenue over the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred. All accident and health insurance business is accounted for as discontinued operations. See note 2.

         (d)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. For traditional life products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 3(b).

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         (e)  Separate Accounts
              -----------------

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 6.

              Future policy benefits and claims for collectively renewable long-term disability policies and group long-term disability policies are the present value of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. The impact of reserve discounting is not material. Future policy benefits and claims on other group health insurance policies are not discounted. All health insurance business is accounted for as discontinued operations. See note 2.

         (g)  Participating Business
              ----------------------

              Participating business represents approximately 52% in 1996 (54% in 1995 and 55% in 1994) of the Company's life insurance in force, 78% in 1996 (79% in 1995 and 79% in 1994) of the number of life insurance policies in force, and 40% in 1996 (47% in 1995 and 51% in 1994) of life insurance premiums. The provision for policyholder dividends is based on current dividend scales. Future dividends are provided for ratably in future policy benefits based on dividend scales in effect at the time the policies were issued.

         (h)  Federal Income Tax
              ------------------

              The Company, with the exception of ELICW, files a consolidated federal income tax return with NMIC, the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed. Through 1994, ELICW filed a consolidated federal income tax return with Employers Insurance of Wausau A Mutual Company, an affiliate. Beginning in 1995, ELICW files a separate federal income tax return.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         (i)  Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 2 and 13.

         (j)  Reclassification
              ----------------

              Certain items in the 1995 and 1994 consolidated financial statements have been reclassified to conform to the 1996 presentation.


(4)      Change in Accounting Principle
         ------------------------------

         Effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities in connection with the issuance of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 115 - ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. As of January 1, 1994, the Company classified fixed maturity securities with amortized cost and fair value of $6,299,665 and $6,721,714, respectively, as available-for-sale and recorded the securities at fair value. Previously, these securities were recorded at amortized cost. The effect as of January 1, 1994 has been recorded as a direct credit to shareholder's equity as follows:

             Excess of fair value over amortized cost of fixed maturity
                securities available-for-sale                                         $ 422,049
             Adjustment to deferred policy acquisition costs                            (95,044)
             Deferred federal income tax                                               (114,452)
                                                                                    --------------
                                                                                      $ 212,553
                                                                                    ==============


(5)      Investments
         -----------

         The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1996:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
                                                                      cost           gains        losses       fair value
                                                                  ------------    ----------    -----------    -----------
             1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of
                   U.S. government corporations and agencies       $   275,696         4,795        (1,340)        279,151
                 Obligations of states and political subdivisions        6,242           450            (2)          6,690
                 Debt securities issued by foreign governments         100,656         2,141          (857)        101,940
                 Corporate securities                                7,999,310       285,946       (33,686)      8,251,570
                 Mortgage-backed securities                          3,588,974        91,438       (15,124)      3,665,288
                                                                   ------------    ----------   ------------   ------------
                     Total fixed maturity securities                11,970,878       384,770       (51,009)     12,304,639
               Equity securities                                        43,890        15,571          (330)         59,131
                                                                   ------------    ----------   ------------   ------------
                                                                   $12,014,768       400,341       (51,339)     12,363,770
                                                                   ============    ==========   ============   ============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1995:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
                                                                      cost           gains        losses       fair value
                                                                   ------------    ----------   -----------  ---------------
             1995:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of
                   U.S. government corporations and agencies       $   310,186        12,764           (1)         322,949
                 Obligations of states and political subdivisions        8,655         1,205           (1)           9,859
                 Debt securities issued by foreign governments         101,414         4,387          (66)         105,735
                 Corporate securities                                7,888,440       473,681      (25,742)       8,336,379
                 Mortgage-backed securities                          3,553,861       165,169       (8,388)       3,710,642
                                                                   ------------    ----------   -----------  ---------------
                     Total fixed maturity securities                11,862,556       657,206      (34,198)      12,485,564
               Equity securities                                        23,617         6,382          (46)          29,953
                                                                   ------------    ----------   -----------  ---------------
                                                                   $11,886,173       663,588      (34,244)      12,515,517
                                                                   ============    ==========   ===========  ===============


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized        Estimated
                                                                                      cost          fair value
                                                                                ---------------   --------------

             Fixed maturity securities available-for-sale:
                Due in one year or less                                         $     440,235          444,214
                Due after one year through five years                               3,937,010        4,053,152
                Due after five years through ten years                              2,809,813        2,871,806
                Due after ten years                                                 1,194,846        1,270,179
                                                                                ---------------   --------------
                                                                                    8,381,904        8,639,351

             Mortgage-backed securities                                             3,588,974        3,665,288
                                                                                ---------------   --------------
                                                                                  $11,970,878       12,304,639
                                                                                ===============   ==============


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                                                   1996            1995
                                                                              ---------------  --------------

             Gross unrealized gains                                               $349,002         629,344
             Adjustment to deferred policy acquisition costs                       (81,939)       (138,914)
             Deferred federal income tax                                           (93,471)       (171,649)
                                                                              ---------------  --------------
                                                                                   173,592         318,781

             Unrealized gains on securities available-for-sale, net, of
                subsidiaries classified as discontinued operations (note 2)              -          65,523
                                                                              ---------------  --------------
                                                                                  $173,592         384,304
                                                                              ===============  ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                                          1996             1995            1994
                                                                     ---------------   -------------  --------------
             Securities available-for-sale:
                Fixed maturity securities                               $(289,247)         876,332       (675,373)
                Equity securities                                           8,905              (26)        (1,927)
             Fixed maturity securities held-to-maturity                         -           75,626       (398,183)
                                                                     ---------------   -------------  --------------
                                                                        $(280,342)         951,932     (1,075,483)
                                                                     ===============   =============  ==============

         Proceeds from the sale of securities available-for-sale during 1996, 1995 and 1994 were $299,558, $107,345 and $228,308, respectively.
         During 1996, gross gains of $6,606 ($4,838 and $3,045 in 1995 and 1994, respectively) and gross losses of $6,925 ($2,147 and $21,280 in 1995 and 1994, respectively) were realized on those sales.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25,429 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3,535.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995 the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3,320,093, resulting in a gross unrealized gain of $155,940.

         Investments that were non-income producing for the twelve month period preceding December 31, 1996 amounted to $26,805 ($27,712 in 1995) and consisted of $248 ($6,982 in 1995) in fixed maturity securities, $20,633 ($14,740 in 1995) in real estate and $5,924 ($5,990 in 1995) in other long-term investments.

         Real estate is presented at cost less accumulated depreciation of $30,338 as of December 31, 1996 ($30,482 as of December 31, 1995) and
         valuation allowances of $15,219 as of December 31, 1996 ($25,819 as of December 31, 1995).

         The recorded investment of mortgage loans on real estate considered to be impaired (under SFAS NO. 114 - ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN as amended by SFAS NO. 118 - ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN-INCOME RECOGNITION AND DISCLOSURE) as of December 31, 1996 was $51,765 ($44,409 as of December 31, 1995),
         which includes $41,663 ($23,975 as of December 31, 1995) of impaired mortgage loans on real estate for which the related valuation allowance was $8,485 ($5,276 as of December 31, 1995) and $10,102 ($20,434 as of
         December 31, 1995) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1996, the average recorded investment in impaired mortgage loans on real estate was approximately $39,674 ($22,181 in 1995) and interest income recognized on those loans was $2,103 ($387 in 1995), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                                                   1996           1995
                                                                               -------------  --------------

             Allowance, beginning of year                                          $49,128         46,381
                  Additions charged to operations                                    4,497          7,433
                  Direct write-downs charged against the allowance                  (2,587)        (4,686)
                                                                               -------------  -------------
             Allowance, end of year                                                $51,038         49,128
                                                                               =============  ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         An analysis of investment income by investment type follows for the years ended December 31:

                                                                          1996             1995           1994
                                                                     ---------------   -------------  ------------
             Gross investment income:
                 Securities available-for-sale:
                   Fixed maturity securities                          $   917,135          685,787        647,927
                   Equity securities                                        1,291            1,330            509
                 Fixed maturity securities held-to-maturity                     -          201,808        185,938
                 Mortgage loans on real estate                            432,815          395,478        372,734
                 Real estate                                               44,332           38,344         40,170
                 Short-term investments                                     4,155           10,576          6,141
                 Other                                                      3,998            7,239          2,121
                                                                     ---------------   -------------  --------------
                       Total investment income                          1,403,726        1,340,562      1,255,540
             Less investment expenses                                      45,967           46,529         44,729
                                                                     ---------------   -------------  ---------------
                       Net investment income                           $1,357,759        1,294,033      1,210,811
                                                                     ===============   =============  ==============

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                                        1996          1995          1994
                                                                     ------------  ------------  ------------
             Securities available-for-sale:
                Fixed maturity securities                              $(3,462)        4,213        (7,296)
                Equity securities                                        3,143         3,386         1,422
             Mortgage loans on real estate                              (4,115)       (7,091)      (20,446)
             Real estate and other                                       4,108        (2,232)        9,793
                                                                     ------------  ------------  ------------
                                                                      $   (326)       (1,724)      (16,527)
                                                                     ============  ============  ============

         Fixed maturity securities with an amortized cost of $6,161 and $5,592 as of December 31, 1996 and 1995, respectively, were on deposit with various regulatory agencies as required by law.

(6)      Future Policy Benefits and Claims
         ---------------------------------

         The liability for future policy benefits for investment contracts represents approximately 87% and 87% of the total liability for future policy benefits as of December 31, 1996 and 1995, respectively. The average interest rate credited on investment product policies was approximately 6.3%, 6.6% and 6.5% for the years ended December 31, 1996, 1995 and 1994, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              Interest rates:  Interest rates vary as follows:
              --------------

                   Year of issue                Interest rates
                   -----------------   ----------------------------------------

                   1996                6.6%, not graded
                   1984-1995           6.0% to 10.5%, not graded
                   1966-1983           6.0% to 8.1%, graded over 20 years to 4.0% to 6.6%
                   1965 and prior      generally lower than post 1965 issues

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $240,451 and $245,255 as of December 31, 1996 and 1995, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 13. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.

(7)      Federal Income Tax
         -------------------

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1996 and 1995 are as follows:

                                                                              1996               1995
                                                                        -----------------   ---------------
             Deferred tax assets:
                Future policy benefits                                        $175,571            149,192
                Liabilities in Separate Accounts                               188,426            129,120
                Mortgage loans on real estate and real estate                   23,366             25,165
                Other policyholder funds                                         7,407              7,424
                Other assets and other liabilities                              53,757             41,847
                                                                        -----------------   ---------------
                  Total gross deferred tax assets                              448,527            352,748
                  Less valuation allowances                                     (7,000)            (7,000)
                                                                        -----------------   ---------------
                  Net deferred tax assets                                      441,527            345,748
                                                                        =================   ===============

             Deferred tax liabilities:
                Deferred policy acquisition costs                              399,345            299,579
                Fixed maturity securities                                      133,210            227,345
                Deferred tax on realized investment gains                       37,597             40,634
                Equity securities and other long-term investments                8,210              3,780
                Other                                                           25,377             21,037
                                                                        -----------------   ---------------
                  Total gross deferred tax liabilities                         603,739            592,375
                                                                        -----------------   ---------------
                                                                              $162,212            246,627
                                                                        =================   ===============

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1996, 1995 and 1994.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Total federal income tax expense for the years ended December 31, 1996, 1995 and 1994 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                                1996                    1995                    1994
                                                   ----------------------   ----------------------   ----------------------
                                                      Amount        %          Amount        %          Amount        %
                                                   ----------------------   ----------------------   ----------------------

             Computed (expected) tax expense          $110,424     35.0        $100,650     35.0         $84,650     35.0
             Tax exempt interest and dividends
                received deduction                        (212)    (0.1)            (18)    (0.0)           (130)    (0.1)
             Other, net                                    677      0.3            (824)    (0.3)         (5,931)    (2.5)
                                                   ------------  --------   ------------- --------   ------------- --------
               Total (effective rate of each year)    $110,889     35.2       $  99,808     34.7         $78,589     32.5
                                                   ============  ========   ============= ========   ============= ========

         Total federal income tax paid was $115,839, $51,840 and $83,239 during the years ended December 31, 1996, 1995 and 1994, respectively.


 (8)     Disclosures about Fair Value of Financial Instruments
         -----------------------------------------------------

         SFAS NO. 107 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 defines the fair value of a financial instrument as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

         These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from SFAS 107 disclosures, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              FIXED MATURITY AND EQUITY SECURITIES: Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              MORTGAGE LOANS ON REAL ESTATE: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              INVESTMENT CONTRACTS: Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              POLICYHOLDERS' DIVIDEND ACCUMULATIONS AND OTHER POLICYHOLDER
              FUNDS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 9.

           Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on life insurance contracts were as follows as of December 31, 1996 and 1995:

                                                                           1996                            1995
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
                                                                 amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------
               Assets
               ------
               Investments:
                  Securities available-for-sale:
                     Fixed maturity securities                 $12,304,639     12,304,639        12,485,564      12,485,564
                     Equity securities                              59,131         59,131            29,953          29,953
                  Mortgage loans on real estate, net             5,272,119      5,397,865         4,602,764       4,961,655
                  Policy loans                                     371,816        371,816           336,356         336,356
                  Short-term investments                             4,789          4,789            32,792          32,792
               Cash                                                 43,784         43,784             9,455           9,455
               Assets held in Separate Accounts                 26,926,702     26,926,702        18,591,108      18,591,108

               Liabilities
               -----------
               Investment contracts                             13,914,441     13,484,526        13,229,360      12,876,798
               Policy reserves on life insurance contracts       2,971,337      2,775,991         2,836,323       2,733,486
               Policyholders' dividend accumulations               361,401        361,401           348,027         348,027
               Other policyholder funds                             60,073         60,073            65,297          65,297
               Liabilities related to Separate Accounts         26,926,702     26,164,213        18,591,108      18,052,362

(9)      Additional Financial Instruments Disclosures
         --------------------------------------------

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $327,456 extending into 1997 were outstanding as of December 31, 1996.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 21% (20% in 1995) in any geographic area and no more than 2% (2% in 1995) with any one borrower as of December 31, 1996.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1996 and 1995. See note 6.

         The summary below depicts loans by remaining principal balance as of December 31, 1996 and 1995:

                                                                                             Apartment
                                                Office       Warehouse         Retail         & other           Total
                                              ------------  -------------   -------------   -------------   --------------
               1996:
                 East North Central             $139,518        119,069         549,064         215,038        1,022,689
                 East South Central               33,267         22,252         172,968          90,623          319,110
                 Mountain                         17,972         43,027         113,292          73,390          247,681
                 Middle Atlantic                 129,077         54,046         160,833          18,498          362,454
                 New England                      33,348         43,581         161,960               -          238,889
                 Pacific                         202,562        325,046         424,295         110,108        1,062,011
                 South Atlantic                  103,889        134,492         482,934         385,185        1,106,500
                 West North Central              126,467          2,441          75,180          40,529          244,617
                 West South Central              104,877        120,314         197,090         304,256          726,537
                                              -------------   -------------   -------------   --------------  ------------
                                                $890,977        864,268       2,337,616       1,237,627        5,330,488
                                              ============  =============   =============   =============
                    Less valuation allowances and unamortized discount                                            58,369
                                                                                                            --------------
                         Total mortgage loans on real estate, net                                             $5,272,119
                                                                                                            ==============


               1995:
                 East North Central             $138,965        101,925         514,995         175,213          931,098
                 East South Central               21,329         13,053         180,858          82,383          297,623
                 Mountain                              -         17,219         138,220          45,274          200,713
                 Middle Atlantic                 116,187         64,813         158,252          10,793          350,045
                 New England                       9,559         39,525         148,449               1          197,534
                 Pacific                         183,206        233,186         374,915         105,419          896,726
                 South Atlantic                  106,246         73,541         446,800         278,265          904,852
                 West North Central              133,899         14,205          78,065          36,651          262,820
                 West South Central               69,140         92,594         190,299         267,268          619,301
                                              ------------  ------------    -------------   -------------   --------------
                                                $778,531        650,061       2,230,853       1,001,267        4,660,712
                                              ============  =============   =============   =============
                    Less valuation allowances and unamortized discount                                            57,948
                                                                                                            --------------
                         Total mortgage loans on real estate, net                                             $4,602,764
                                                                                                            ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10)     Pension Plan
         ------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one thousand hours of service within a twelve-month period and who have met certain age requirements. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan. Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1996, 1995 and 1994 were $7,381, $10,478 and
         $10,063, respectively.

         The Company's net accrued pension expense as of December 31, 1996 and 1995 was $1,075 and $1,392, respectively.

         The net periodic pension cost for the Nationwide Insurance Enterprise Retirement Plan as a whole for the year ended December 31, 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the years ended December 31, 1995 and 1994 follows:

                                                                        1996             1995              1994
                                                                   ---------------  ---------------   ---------------

              Service cost (benefits earned during the period)       $   75,466           64,524            64,740
              Interest cost on projected benefit obligation             105,511           95,283            73,951
              Actual return on plan assets                             (210,583)        (249,294)          (21,495)
              Net amortization and deferral                             101,795          143,353           (62,150)
                                                                   ---------------  ---------------   ---------------
                                                                     $   72,189           53,866            55,046
                                                                   ===============  ===============   ===============


         Basis for measurements, net periodic pension cost:

                                                                        1996             1995              1994
                                                                   ---------------  ---------------   ---------------

              Weighted average discount rate                           6.00%            7.50%             5.75%
              Rate of increase in future compensation levels           4.25%            6.25%             4.50%
              Expected long-term rate of return on plan assets         6.75%            8.75%             7.00%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Information regarding the funded status of the Nationwide Insurance Enterprise Retirement Plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                1996              1995
                                                                           ---------------   ---------------
              Accumulated benefit obligation:
                 Vested                                                      $1,338,554         1,236,730
                 Nonvested                                                       11,149            26,503
                                                                           ---------------   ---------------
                                                                             $1,349,703         1,263,233
                                                                           ===============   ===============

              Net accrued pension expense:
                 Projected benefit obligation for services rendered to
                    date                                                     $1,847,828         1,780,616
                 Plan assets at fair value                                    1,947,933         1,738,004
                                                                           ---------------   ---------------
                    Plan assets in excess of (less than) projected benefit
                       obligation                                               100,105           (42,612)
                 Unrecognized prior service cost                                 37,870            42,845
                 Unrecognized net gains                                        (201,952)          (63,130)
                 Unrecognized net asset at transition                            37,158            41,305
                                                                           ---------------   ---------------
                                                                            $   (26,819)          (21,592)
                                                                           ===============   ===============

         Basis for measurements, funded status of plan:

                                                                                1996              1995
                                                                           ---------------   ---------------

              Weighted average discount rate                                   6.50%             6.00%
              Rate of increase in future compensation levels                   4.75%             4.25%

         Assets of the Nationwide Insurance Enterprise Retirement Plan are invested in group annuity contracts of NLIC and ELICW.

(11)     Postretirement Benefits Other Than Pensions
         -------------------------------------------

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation; however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1996 and 1995 was $34,884 and $33,537, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1996, 1995 and 1994 was $3,286, $3,132 and $4,284, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1996, 1995 and 1994 was as follows:

                                                                                        1996          1995          1994
                                                                                     -----------   -----------   -----------

             Service cost (benefits attributed to employee service during the year)   $  6,541         6,235         8,586
             Interest cost on accumulated postretirement benefit obligation             13,679        14,151        14,011
             Actual return on plan assets                                               (4,348)       (2,657)       (1,622)
             Amortization of unrecognized transition obligation of affiliates              173         2,966           568
             Net amortization and deferral                                               1,830        (1,619)        1,622
                                                                                     -----------   -----------   -----------
                                                                                       $17,875        19,076        23,165
                                                                                     ===========   ===========   ===========

         Information regarding the funded status of the plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                             1996              1995
                                                                                        ---------------   ---------------
             Accrued postretirement benefit expense:
                Retirees                                                                  $   92,954            88,680
                Fully eligible, active plan participants                                      23,749            28,793
                Other active plan participants                                                83,986            90,375
                                                                                        ---------------   ---------------
                   Accumulated postretirement benefit obligation (APBO)                      200,689           207,848
                Plan assets at fair value                                                     63,044            54,325
                                                                                        ---------------   ---------------
                   Plan assets less than accumulated postretirement benefit obligation      (137,645)         (153,523)
                Unrecognized transition obligation of affiliates                               1,654             1,827
                Unrecognized net gains                                                       (23,225)           (1,038)
                                                                                        ---------------   ---------------
                                                                                           $(159,216)         (152,734)
                                                                                        ===============   ===============

         Actuarial assumptions used for the measurement of the APBO as of December 31, 1996 and 1995 and the NPPBC for 1996, 1995 and 1994 were as follows:

                                                      1996          1996         1995         1995         1994
                                                      APBO         NPPBC         APBO        NPPBC         NPPBC
                                                   ------------  -----------  -----------  -----------  ------------

             Discount rate                            7.25%         6.65%        6.75%        8.00%        7.00%
             Long-term rate of return on plan
                 assets, net of tax                     -           4.80%         -           8.00%         N/A
             Assumed health care cost trend rate:
                 Initial rate                        11.00%        11.00%       11.00%       10.00%       12.00%
                 Ultimate rate                        6.00%         6.00%        6.00%        6.00%        6.00%
                 Uniform declining period           12 Years      12 Years     12 Years     12 Years     12 Years


         The health care cost trend rate assumption has an effect on the amounts reported. For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1996 by $701 and the NPPBC for the year ended December 31, 1996 by $83.

(12) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions
         ---------------------------------------------------------------------

         Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and each of its insurance company subsidiaries exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The statutory capital shares and surplus of NLIC as of December 31, 1996, 1995 and 1994 was $1,000,647, $1,363,031 and $1,262,861,
         respectively. The statutory net income of NLIC for the years ended December 31, 1996, 1995 and 1994 was $73,218, $86,529 and $76,532,
         respectively.

         NLIC is limited in the amount of shareholder dividends it may pay without prior approval by the Department of Insurance of the State of Ohio (the Department). NLIC's dividend of the outstanding shares of common stock of certain companies which was declared on September 24, 1996 and the anticipated $850,000 dividend (as discussed in note 1) are deemed extraordinary under Ohio insurance laws. As a result of such dividends, any dividend paid by NLIC during the 12-month period immediately following the $850,000 dividend would also be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its stockholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

(13)     Transactions With Affiliates
         ----------------------------

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1996, 1995 and 1994, the Company made lease payments to NMIC and its subsidiaries of $9,065, $8,986 and $8,133, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $101,584, $107,112, and $100,601 in 1996,
         1995 and 1994, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the intercompany agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $15,111 and $1,186 as of December 31, 1996 and 1995, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1996 and 1995 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Intercompany reinsurance contracts exist between NLIC and, respectively NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to NLIC's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of NLIC's agreements, the investment risk associated with changes in interest rates is borne by NMIC or ELICW, as the case may be. Risk of asset default is retained by NLIC, although a fee is paid by NMIC or ELICW, as the case may be, to NLIC for the NLIC's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. NLIC believes that the terms of the modified coinsurance agreements are consistent in all material respects with what NLIC could have obtained with unaffiliated parties.

         Amounts ceded to ELICW in 1996 are included in ELICW's results of operations for 1996 which, combined with the results of WCLIC and NCC, are summarized in note 2. Amounts ceded to ELICW in 1996 include premiums of $224,224, net investment income and other revenue of $14,833, and benefits, claims and other expenses of $246,641. Amounts ceded to NMIC in 1996 include premiums of $97,331, net investment income of $10,890, and benefits, claims and other expenses of $100,476.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC) and California Cash Management Company (CCMC), both affiliates, under which NCMC and CCMC act as common agents in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC and CCMC were $4,789 and $9,654 as of December 31, 1996 and 1995, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On April, 5 1996, Nationwide Corp. contributed all of the outstanding shares, with shareholder equity value of $30, of NISC to NLIC. NLIC contributed an additional $500 to NISC on August 30, 1996.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46,918. As discussed in note 2, WCLIC is accounted for as discontinued operations.

         Effective December 31, 1994, NLIC purchased all of the outstanding shares of common stock of ELICW from Wausau Service Corporation (WSC) for $155,000. NLIC transferred fixed maturity securities and cash with a fair value of $155,000 to WSC on December 28, 1994, which resulted in a realized loss of $19,239 on the disposition of the securities. The purchase price approximated both the historical cost basis and fair value of net assets of ELICW. ELICW has and will continue to share home office, other facilities, equipment and common management and administrative services with WSC. As discussed in note 2, ELICW is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies which are also subsidiaries of Nationwide Corp. Total commissions and fees paid to these affiliates for the years ended December 31, 1996, 1995 and 1994 were $76,922, $57,280 and $50,168, respectively.

(14)     Bank Lines of Credit
         --------------------

         In August 1996, NLIC, along with NMIC, established a $600,000 revolving credit facility which provides for a $600,000 loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(15)     Contingencies
         -------------

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(16)     Segment Information
         -------------------

         The Company has three primary segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses, investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         During 1996, the Company changed its reporting segments to better reflect the way the businesses are managed. Prior periods have been restated to reflect these changes.

         The following table summarizes the revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1996, 1995 and 1994 and assets as of December 31, 1996, 1995 and 1994, by business segment.

                                                                              1996              1995              1994
                                                                        -----------------  ---------------   ---------------
              Revenues:
                   Variable Annuities                                      $    284,638          189,071           132,687
                   Fixed Annuities                                            1,092,566        1,051,970           939,868
                   Life Insurance                                               435,657          409,135           383,150
                   Corporate and Other                                          179,977          148,475           143,794
                                                                        -----------------  ---------------   ---------------
                                                                           $  1,992,838        1,798,651         1,599,499
                                                                        =================  ===============   ===============

              Income from continuing operations before federal income tax expense:
                   Variable Annuities                                            90,244           50,837            24,574
                   Fixed Annuities                                              135,405          137,000           138,950
                   Life Insurance                                                67,242           67,590            53,046
                   Corporate and Other                                           22,606           32,145            25,288
                                                                        -----------------  ---------------   ---------------
                                                                          $     315,497          287,572           241,858
                                                                        =================  ===============   ===============

              Assets:

                   Variable Annuities                                        25,069,725       17,333,039        11,146,465
                   Fixed Annuities                                           13,994,715       13,250,359        11,668,973
                   Life Insurance                                             3,353,286        3,027,420         2,752,283
                   Corporate and Other                                        5,348,520        4,896,815         3,678,303
                                                                        -----------------  ---------------   ---------------
                                                                            $47,766,246       38,507,633        29,246,024
                                                                        =================  ===============   ===============

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 8 to Form S-6 Registration Statement comprises the following papers and documents:


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 83 pages.


Representations and Undertakings.

Accountants' Consent.

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:


1.   Power  of  Attorney  dated  April  2,  Attached hereto.
     1997.


2.   Resolution of the Depositor's Board    Included with the Registration  Statement
     of Directors authorizing the           on Form  N-8B-2  for the  Nationwide  VLI
     establishment of the Registrant,       Separate  Account  (File  No.  811-4399),
     adopted                                and   hereby   incorporated   herein   by
                                            reference.

3.   Distribution Contracts                 Included with the Registration  Statement
                                            on Form  N-8B-2  for the  Nationwide  VLI
                                            Separate  Account  (File  No.  811-4399),
                                            and   hereby   incorporated   herein   by
                                            reference.

4.   Form of Security                       Included  with  Pre-Effective   Amendment
                                            No. 1 and hereby  incorporated  herein by
                                            reference.

5.   Articles of Incorporation              of  Included with the Registration  Statement
     Depositor                              on Form  N-8B-2  for the  Nationwide  VLI
                                            Separate  Account  (File  No.  811-4399),
                                            and   hereby   incorporated   herein   by
                                            reference.

6.   Application form of Security           Included  with  Pre-Effective   Amendment
                                            No. 1 and hereby  incorporated  herein by
                                            reference.

7.   Opinion of Counsel                     Included  with  Pre-Effective   Amendment
                                            No. 1 and hereby  incorporated  herein by
                                            reference.

Representations and Undertakings

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


(f) The fees and charges deducted under the Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                              Accountants' Consent

The Board of Directors of Nationwide Life Insurance Company and
Contract Owners of Nationwide VLI Separate Account:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                           KPMG Peat Marwick LLP

Columbus, Ohio
April 22, 1997

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 8 and has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 22nd day of April, 1997.


                                               NATIONWIDE VLI SEPARATE ACCOUNT
                                                         (Registrant)
(Seal)                                        NATIONWIDE LIFE INSURANCE COMPANY
Attest:                                                    (Sponsor)


/s/ W. SIDNEY DRUEN                           By:  JOSEPH P. RATH
-----------------------------------                -----------------------------
W. Sidney Druen                                    Joseph P. Rath
Assistant Secretary                                Vice President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities indicated on the 22nd day of April, 1997.


                Signature                   Title

LEWIS J. ALPHIN                                Director
-----------------------------
Lewis J. Alphin


KEITH W. ECKEL                                 Director
-----------------------------
Keith W. Eckel


WILLARD J. ENGEL                               Director
-----------------------------
Willard J. Engel


FRED C. FINNEY                                 Director
-----------------------------
Fred C. Finney


CHARLES L. FUELLGRAF, JR.                      Director
-----------------------------
Charles L. Fuellgraf, Jr.


JOSEPH J. GASPER                             President/Chief
-----------------------------          Operating Office and Director
Joseph J. Gasper


HENRY S. HOLLOWAY                        Chairman of the Board
-----------------------------                and Director
Henry S. Holloway


DIMON RICHARD McFERSON           Chairman and Chief Executive Officer-
----------------------------- Nationwide Insurance Enterprise and Director Dimon Richard McFerson


DAVID O. MILLER                                Director
-----------------------------
David O. Miller


C. RAY NOECKER                                 Director
-----------------------------
C. Ray Noecker


ROBERT A. OAKLEY                       Executive Vice President-
-----------------------------           Chief Financial Officer
Robert A. Oakley


JAMES F. PATTERSON                             Director    By /s/ JOSEPH P. RATH
-----------------------------                                 ------------------
James F. Patterson                                              Joseph P. Rath
                                                                Attorney-in-Fact

ARDEN L. SHISLER                               Director
-----------------------------
Arden L. Shisler


ROBERT L. STEWART                              Director
-----------------------------
Robert L. Stewart


NANCY C. THOMAS                                Director
-----------------------------
Nancy C. Thomas


HAROLD W. WEIHL                                Director
-----------------------------
Harold W. Weihl